Exhibit 10.1

Execution Copy

GATEWAY, INC.

Issuer

U.S. BANK NATIONAL ASSOCIATION

Trustee

Indenture

Dated as of December 21, 2004

$150,000,000

1.50% Senior Convertible Notes Due 2009

$150,000,000

2.00% Senior Convertible Notes Due 2011

i

EXHIBIT A	Form of Note Due 2009

EXHIBIT B	Form of Note Due 2011

EXHIBIT C	Form of Conversion Notice

EXHIBIT D	Form of Option of Holder to Elect Repurchase Upon Designated Event

EXHIBIT E	Form of Certificate for Transfer of Restricted Common Stock

CROSS-REFERENCE TABLE*

Trust Indenture Act Section	Indenture Section
310(a)(1)	5.7
(a)(2)	5.7
(a)(3)	n/a
(a)(4)	n/a
(b)	5.7,
5.8,
5.10,
10.4
(c)	n/a
311(a)	n/a
(b)	n/a
(c)	n/a
312(a)	2.5
(b)	10.8
(c)	10.8
313(a)	n/a
(b)(1)	n/a
(b)(2)	n/a
(c)	10.4
(d)	n/a
314(a)	3.4,
10.4,
10.5
(b)	n/a
(c)(1)	10.5
(c)(2)	10.5
(c)(3)	n/a
(d)	n/a
(e)	10.5
(f)	n/a
315(a)	5.1
(b)	4.11
(c)	5.1
(d)	5.1
(e)	4.12
316(a)(last sentence)	6.4
(a)(1)(A)	4.9
(a)(1)(B)	4.10
(a)(2)	n/a
(b)	4.7
(c)	6.6
317(a)(1)	4.2
(a)(2)	4.2

v

Trust Indenture Act Section	Indenture Section
(b)	9.3
318(a)	10.7
(b)	n/a
(c)	10.7

“n/a”	means not applicable.
*	This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

THIS INDENTURE, dated as of December 21, 2004, between Gateway, Inc., a Delaware corporation (the “Issuer”), and U.S. Bank National Association, a national banking association (the “Trustee”),

W I T N E S S E T H :

WHEREAS, the Issuer has duly authorized the issue of its 1.50% Senior Convertible Notes Due 2009 (the “Notes Due 2009”) and its 2.00% Senior Convertible Notes Due 2011 (the “Notes Due 2011” and, together with the Notes Due 2009, the “Securities”) of substantially the tenor and amount hereinafter set forth;

WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture to provide, among other things, for the authentication, delivery and administration of the Securities; and

WHEREAS, all things necessary to make this Indenture a valid and legally binding indenture and agreement according to its terms have been done;

NOW, THEREFORE:

In consideration of the premises and the purchases of the Securities by the Holders thereof, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders from time to time of the Securities as follows:

ARTICLE 1.

DEFINITIONS

Section 1.1 Certain Terms Defined.

The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture which are defined in the TIA, or the definitions of which in the Securities Act are referred to in the TIA (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meaning assigned to such terms in the TIA and the Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings given to them in accordance with generally accepted accounting principles, and the term “generally accepted accounting principles” shall mean such accounting principles which are generally accepted at the date or time of any computation. The words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article include the plural as well as the singular.

“Additional Shares” has the meaning assigned to it in Section 12.1(b).

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified

Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agent” means any Registrar, Paying Agent or Conversion Agent.

“Agent Member” means any member of, or participant in, the Depository.

“Bankruptcy Law” means Title 11, U.S. Code or any similar federal or state bankruptcy, insolvency, reorganization or other similar law for the relief of debtors now or hereafter in effect.

“Board of Directors” means either the Board of Directors of the Issuer or any committee of such Board duly authorized to act on its behalf.

“Board Resolution” means a copy of one or more resolutions, certified by the secretary or an assistant secretary of the Issuer to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Business Day” means any day except a Saturday, Sunday or legal holiday on which banking institutions in The City of New York or the city in which the Corporate Trust Office is located are authorized or obligated by law, regulation or executive order to close.

“Capital Stock” means (i) in the case of a corporation, capital stock, (ii) in the case of any association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) or capital stock and (iii) in the case of a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership.

“Cash Amount” has the meaning assigned to it in Section 12.3(b)(iii).

“Cash Settlement Averaging Period” has the meaning assigned to it in Section 12.3(b).

“Cash Settlement Notice Period” has the meaning assigned to it in Section 12.3(b).

“Closing Date” means the date (or, if more than one, the earliest date) of original issuance of the Securities.

“Closing Sale Price” of the shares of Common Stock on any date means the closing sale price per share (or if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported in composite transactions for the principal United States securities exchange on which shares of Common Stock are traded or, if the shares of Common Stock are not listed on a United States national or regional securities exchange, as reported by The Nasdaq National Market or by the National Quotation Bureau Incorporated. In the absence of such quotations or reporting, the Company shall be entitled to determine the Closing Sale Price on the basis it considers appropriate, and such determination shall be conclusive. The Closing Sale Price shall be determined without reference to extended or after hours trading.

“Common Stock” means the Common Stock, par value $0.01 per share, of the Issuer as the same exists at the Closing Date or as such stock may be reconstituted from time to time.

“Conversion Agent” has the meaning assigned to it in Section 2.3.

“Conversion Obligation” has the meaning assigned to it in Section 12.3(a).

“Conversion Rate” means a number of shares of Common Stock into which the Securities are convertible, subject to adjustment in accordance with Section 12.5. The initial Conversion Rate is stated in the fourth paragraph of the reverse of the Securities and is subject to adjustment as provided in Article Twelve.

“Conversion Retraction Period” has the meaning assigned to it in Section 12.3(b).

“Corporate Trust Office” means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at 60 Livingston Avenue, St. Paul, Minnesota 55107.

“Current Market Price” has the meaning assigned to it in Section 12.5(g).

“Date of Conversion” has the meaning assigned to it in Section 12.2.

“Depositary” means with respect to Securities, a clearing agency that is registered as such under the Exchange Act and is designated by the Issuer to act as Depositary for such Securities (or any successor securities clearing agency so registered).

“Designated Event” has the meaning assigned to it in Section 13.1(b).

“Designated Event Notice” has the meaning assigned to it in Section 13.2(a).

“Designated Event Notice Date” has the meaning assigned to it in Section 13.2(a).

“Disposition” has the meaning assigned to it in Section 8.1.

“DTC” means The Depository Trust Company, a New York corporation.

“Effective Date” has the meaning assigned to it in Section 12.1(b).

“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (including any security that is convertible into, or exchangeable for, Capital Stock).

“Event of Default” has the meaning assigned to it in Section 4.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Expiration Time” has the meaning assigned to it in Section 12.5(d).

“Final Notice Date” has the meaning assigned to it in Section 12.3(b).

“Freely Tradable Stock” means shares of Common Stock the resale of which does not require registration under the Securities Act (other than in the hands of an Affiliate of the Issuer) and that are listed on the primary national securities exchange or inter-dealer quotation system on which the Common Stock is then listed.

“Fundamental Change” has the meaning assigned to it in Section 13.1(a).

“Global Security” means a Security that is registered in the security register kept by the Registrar in the name of a Depositary or a nominee thereof.

“Holder,” “Holder of Securities,” or other similar terms mean, in the case of any Security, the Person in whose name such Security is registered in the security register kept by the Registrar for that purpose in accordance with the terms hereof.

“Indenture” means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented.

“Issuer” means Gateway, Inc., a Delaware corporation, and, subject to Article Eight, its successors and assigns.

“Issuer Order” means a written statement, request or order of the Issuer which is signed in its name by its Chairman of the Board of Directors, its Chief Executive Officer, its President, a Chief Operating Officer, a Vice President, or its Chief Financial Officer, and, without duplication, by its Treasurer, an Assistant Treasurer, its Controller, its Secretary or an Assistant Secretary, of the Issuer, and delivered to the Trustee.

“Measurement Date” has the meaning assigned to it in Section 12.4(d).

“Notes Due 2009” has the meaning assigned to it in the Preamble.

“Notes Due 2011” has the meaning assigned to it in the Preamble.

“Officer” means the Chairman of the Board of Directors, the Chief Executive Officer, the President, a Chief Operating Officer, a Vice President, the Chief Financial Officer, the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary, of the Issuer.

“Officers’ Certificate” means a certificate signed by the Chairman of the Board of Directors, the Chief Executive Officer, the President, a Chief Operating Officer, a Vice President, or the Chief Financial Officer and by the Treasurer, an Assistant Treasurer, Controller, the Secretary or an Assistant Secretary, of the Issuer, and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 10.5, if and to the extent required hereby.

“Opinion of Counsel” means a written opinion of counsel, who may be counsel to the Issuer and who shall be reasonably acceptable to the Trustee. Each such opinion shall include the statements provided for in Section 10.5, if and to the extent required hereby.

“Outstanding”, when used with reference to Securities, shall, subject to the provision of Section 6.4, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation; (b) Securities, or portions thereof, for the payment or repurchase of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer (if the Issuer shall act as its own Paying Agent); and (c) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.8 (unless proof satisfactory to the Trustee is presented that any of such Securities is held by a Person in whose hands such Security is a legal, valid and binding obligation of the Issuer), Securities converted into Common Stock pursuant hereto.

“Paying Agent” has the meaning assigned to it in Section 2.3.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Principal Amount” means the amount of principal set forth on the face of a Security.

“Purchased Shares” has the meaning assigned to it in Section 12.5(d).

“Registrar” has the meaning assigned to it in Section 2.3.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of December 21, 2004, among the Issuer and the initial purchasers named therein.

“Repurchase Date” has the meaning assigned to it in Section 13.1(a).

“Repurchase Notice” has the meaning assigned to it in Section 13.2(b).

“Repurchase Price” has the meaning assigned to it in Section 13.1(a).

“Responsible Officer”, when used with respect to the Trustee means any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant treasurer, trust officer or any other officer of the Trustee customarily performing corporate trust functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such Person’s knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

“Restricted Common Stock Legend” has the meaning assigned to it in Section 12.12(a).

“Restricted Global Security” has the meaning assigned to it in Section 2.1.

“Restricted Security” means any Security issued in exchange for an interest in the Restricted Global Security until such time as the Restricted Security legend contemplated in Section 2.14 need not be provided on the Security.

“SEC” means the Securities and Exchange Commission or any successor agency.

“Security” or “Securities” has the meaning stated in the first recital of this Indenture and more particularly means any securities authenticated and delivered under this Indenture.

“Securities Act” means the Securities Act of 1933, as amended.

“Significant Subsidiary” means, with respect to any Person, any Restricted Subsidiary of such Person that would be a “significant subsidiary” of such Person as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Act, as such Regulation is in effect on the date hereof.

“Stated Maturity” shall mean, with respect to the Notes Due 2009, December 31, 2009 and, with respect to the Notes Due 2011, December 31, 2011.

“Stock Price” has the meaning assigned to it in Section 12.1(b).

“Subsidiary” means, with respect to any Person, any corporation, association or other business entity of which more than 50% of the total voting power of Equity Interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees or other governing body thereof is at the time owned or controlled by such Person (regardless of whether such Equity Interests are owned directly or through one or more other Subsidiaries of such Person or a combination thereof).

“Surviving Person” means, with respect to any Person involved in or that makes any Disposition, the Person formed by or surviving such Disposition or the Person to which such Disposition is made.

“Termination of Trading” has the meaning assigned to it in Section 13.1(b).

“TIA” (except as otherwise provided in Sections 7.1 and 7.2) means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was originally issued.

“Trading Day” means a day during which trading in securities generally occurs on the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, on the principal other U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then traded; provided, that no day on which the Common Stock experiences any of the following (each, a “Non-Trading Event”) will count as a Trading Day:

(1) any suspension of or limitation imposed on quotation or trading of Common Stock on the New York Stock Exchange or any other national or regional securities exchange or association, inter-dealer quotation system or over-the-counter market; or

(2) the New York Stock Exchange or any other relevant national or regional securities exchange or association, inter-dealer quotation system or over-the-counter market on which Common Stock trades closes on any exchange business day prior to its scheduled closing time unless such earlier closing time is announced by the exchange at least one hour prior to the earlier of (a) the actual closing time for the regular trading session on such exchange and (b) the submission deadline for orders to be entered into the exchange for execution on such day.

“Trustee” means the entity identified as “Trustee” in the first paragraph hereof and, subject to the provisions of Article Five, shall also include any successor trustee. “Trustee” shall also mean or include each Person who is then a trustee hereunder if at any time there is more than one such Person.

“U.S. Government Obligations” means direct obligations of the United States of America, backed by its full faith and credit.

“Volume-Weighted Average Price” means, for each share of Common Stock on any Trading Day, the volume-weighted average prices as displayed under the heading “Bloomberg VWAP” on Bloomberg Page GTW <equity> AQR in respect of the period from 9:30 a.m. to 4:00 p.m. (New York City time) on that Trading Day (or if such volume-weighted average price is not available, the market value of one share of Common Stock on such trading day as the Issuer determines in good faith using a volume-weighted method). Notwithstanding the prior sentence, if the Common Stock experiences any Non-Trading Event on any day during the original Cash Settlement Averaging Period (determined assuming the Common Stock experienced no Non-Trading Event during that period) that would result in a Volume-Weighted Average Price being determined later than the eighth Trading Day after the last day of the original Cash Settlement Averaging Period, then the Issuer will determine any delayed and undetermined prices on that eighth Trading Day based on our good faith estimate of the Common Stock’s value on the day on which such Non-Trading Event occurred.

ARTICLE 2.

SECURITIES

Section 2.1 Form and Dating.

The Securities and the Trustee’s certificate of authentication shall be substantially in the form of Exhibits A and B (including the legends appearing thereon), the terms of which are incorporated in and made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, securities exchange (including The Nasdaq National Market) rules, agreements to which the Issuer is subject or usage, including, if required by Section 2.14, the legend contemplated thereby. The Issuer shall approve the form of the Securities and any notation, legend or endorsement on them. Each Security shall be dated the date of its authentication.

Upon their original issuance, Securities shall be issued in the form of one or more Global Securities without interest coupons and shall be registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Such Global Security or Securities are collectively herein called the “Restricted Global Security”. The Restricted Global Security and any Restricted Security shall bear a different CUSIP or other identifying number from any Security that is not a Restricted Global Security or Restricted Security.

Section 2.2 Execution and Authentication.

An Officer shall sign the Securities for the Issuer by manual or facsimile signature.

If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

A Security shall not be valid until the Trustee manually signs the certificate of authentication on the Security. The signature of the Trustee shall be conclusive evidence that the Security has been authenticated under this Indenture.

The Trustee shall authenticate Securities for original issue in the aggregate Principal Amount of up to $150,000,000 with respect to the Notes Due 2009 and of up to $150,000,000 with respect to the Notes Due 2011 upon an Issuer Order. The Issuer Order shall specify (a) the amount of Securities to be authenticated, the date on which the original issue of Securities is to be authenticated and the Holder and direct delivery of the Securities. The Issuer at any time or from time to time may, without the consent of any Holder, issue additional Securities having the same terms as the Securities initially issued hereunder, and entitled to all of the benefits of this Indenture. Such additional Securities will be deemed Securities for all purposes hereunder, including without limitation in determining the necessary Holders who may take the actions or consent to the taking of actions as specified in this Indenture.

The Trustee’s authentication of any Securities pursuant to the next preceding paragraph shall be conditioned upon receipt of each of the following in form and substance reasonably satisfactory to the Trustee on or prior to the Closing Date:

A. An Officer’s Certificate to the effect that:

(1) All conditions required to be satisfied under this Indenture for the issuance of the Securities have been so satisfied on or prior to the Closing Date; and

(2) No Event of Default shall have occurred and be continuing.

B. An Opinion of Counsel to the effect that:

(1) The execution and delivery by the Issuer of, and the performance by the Issuer of its obligations under, the Indenture and the Securities will not contravene the certificate of incorporation or bylaws of the Issuer or, to the best of such counsel’s knowledge, any agreement or other instrument binding upon the Issuer or any of its subsidiaries that is a material agreement or instrument required to be filed as an exhibit to the Issuer’s Annual Report on Form 10-K or, to the best of such counsel’s knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Issuer or any subsidiary;

(2) The Indenture has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Issuer, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and general principles of equity;

(3) No consent, approval, authorization or order of, or qualification with, any Federal, Delaware or California governmental body or agency is required for the performance by the Company of its obligations under the Indenture or the Securities, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities; and

(4) The Securities, when executed and authenticated in accordance with the terms of this Indenture and delivered upon payment therefor, will be valid and binding obligations of the Issuer, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and general principles of equity, and will be entitled to the benefits of this Indenture.

The Trustee may appoint an authenticating agent acceptable to the Issuer to authenticate Securities. Unless limited by the term of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Issuer or an Affiliate of the Issuer.

The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any multiple thereof.

Section 2.3 Registrar, Paying Agent and Conversion Agent.

The Issuer shall maintain in The Borough of Manhattan in The City of New York, New York, an office or agency where Securities may be presented for registration of transfer or for exchange (“Registrar”), an office or agency where Securities may presented for payment and repurchase (“Paying Agent”), an office or agency where Securities may be presented for conversion (“Conversion Agent”) and an office or agency where notices and demands to or upon the Issuer in respect of the Securities and this Indenture may be served. The Registrar shall keep a register of the Securities of each series and of their transfer and exchange. The Issuer may appoint one or more co-Registrars, one or more additional Paying Agents and one or more additional Conversion Agents, which may be inside or outside The Borough of Manhattan. The term “Registrar” includes any co-Registrar, the term “Paying Agent” includes any additional

Paying Agent and the term “Conversion Agent” includes any additional Conversion Agent. The Issuer may change any Registrar, Paying Agent or Conversion Agent without notice to any Holder. If the Issuer fails to appoint or maintain another person as Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such. The Issuer or any Affiliate of the Issuer may act as Registrar or Conversion Agent. Except for purposes of Article Nine, the Issuer or any Affiliate of the Issuer may act as Paying Agent.

The Issuer shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Issuer shall promptly notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Issuer fails to maintain a Registrar, Paying Agent, Conversion Agent or agent for service of notices and demands, or fails to give the foregoing notice, the Trustee shall act as such.

The Issuer initially appoints the Trustee as Registrar, Paying Agent, Conversion Agent and agent for service of notices and demands.

Section 2.4 Paying Agent to Hold Money in Trust.

Not later than 11:00 a.m., New York City Time, on each due date of the principal of or interest on any Securities, the Issuer shall deposit with the Paying Agent a sum of money in immediately available funds sufficient to pay such principal or interest so becoming due. Subject to Section 9.2, the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities, and shall notify the Trustee in writing of any default by the Issuer in making any such payment. If the Issuer or an Affiliate of the Issuer acts as Paying Agent, it shall on or before each due date of the principal of or interest on any Securities segregate the money and hold it as a separate trust fund. The Issuer at any time may require a Paying Agent to pay all money held by it to the Trustee, and the Trustee may at any time during the continuance of any default, upon written request to a Paying Agent, require such Paying Agent to forthwith pay to the Trustee all sums so held in trust by such Paying Agent. Upon doing so, the Paying Agent (other than the Issuer) shall have no further liability for the money.

Section 2.5 Holder Lists.

The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Holders. If the Trustee is not the Registrar, the Issuer shall promptly furnish to the Trustee on or before each interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require for the names and addresses of the Holders.

Section 2.6 Transfer and Exchange.

When a Security is presented to the Registrar with a request to register a transfer thereof, the Registrar shall register the transfer as requested, and, when Securities are presented to the Registrar with a request to exchange them for an equal Principal Amount of Securities of other authorized denominations of the same series, the Registrar shall make the exchange as requested; provided that every Security presented or surrendered for registration of transfer or exchange shall be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

To permit registration of transfers and exchanges, the Issuer shall execute and the Trustee shall authenticate Securities at the Issuer’s request. Any exchange or transfer shall be without charge, except that the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto, but this provision shall not apply to any exchange pursuant to Section 7.5. Prior to due presentment for registration of transfer of any Security, the Trustee, any Agent and the Issuer may deem and treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Trustee, any Agent or the Issuer shall be affected by notice to the contrary.

Section 2.7 Replacement Securities.

If a mutilated Security is surrendered to the Trustee, or if the Holder of a Security claims that the Security has been destroyed, lost or stolen and the Issuer and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of such Security, the Issuer shall issue and the Trustee shall authenticate a replacement Security of the same series if the Trustee’s requirements are met. If any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Security, pay such Security. If required by the Trustee or the Issuer, such Holder must furnish an indemnity bond that is sufficient in the judgment of the Trustee and the Issuer to protect the Issuer, the Trustee, any Agent or any authenticating agent from any loss that any of them may suffer if a Security is replaced. The Issuer and the Trustee may charge a Holder for their expenses in replacing a Security.

Every replacement Security is an additional obligation of the Issuer.

Section 2.8 Outstanding Securities.

The Securities Outstanding at any time are all of the Securities authenticated by the Trustee, except for those canceled by it, those delivered to it for cancellation and those described in this Section 2.8 as not Outstanding.

If a Security is replaced pursuant to Section 2.7, it ceases to be Outstanding until a Responsible Officer of the Trustee actually receives proof satisfactory to it that the replaced Security is held by a protected purchaser.

If the Paying Agent (other than the Issuer or an Affiliate of the Issuer) holds on a Repurchase Date or Stated Maturity date money sufficient to pay the principal of and accrued interest on Securities payable on that date, then on and after that date such Securities cease to be Outstanding and interest on them ceases to accrue.

Subject to Section 6.4, a Security does not cease to be Outstanding because the Issuer or an Affiliate of the Issuer holds the Security.

Section 2.9 Temporary Securities.

Until definitive Securities are ready for delivery, the Issuer may prepare and, upon the order of the Issuer, the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Issuer considers appropriate for temporary Securities. Without unreasonable delay, the Issuer shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities. Until such exchange, temporary Securities shall be entitled to the same rights, benefits and privileges as definitive Securities.

Section 2.10 Cancellation.

The Issuer at any time may deliver Securities to the Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange, payment or conversion. The Trustee and no one else shall cancel all Securities surrendered for transfer, exchange, payment, conversion or cancellation. The Issuer may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation or which have been converted. All canceled Securities shall be held by the Trustee and shall be disposed of in accordance with its customary procedures (and certification of their cancellation shall be delivered to the Issuer upon its request therefor).

Section 2.11 Defaulted Interest.

If the Issuer defaults in a payment of interest on the Securities, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, 1% interest on the defaulted interest, to the persons who are Holders on a subsequent special record date, which date shall be at least five Business Days prior to the payment date, in each case at the rate provided in the Securities and in Section 3.1. The Issuer shall fix or cause to be fixed each such special record date and payment date. At least 15 days before a special record date, the Issuer (or the Trustee in the name of and at the expense of the Issuer) shall forward to the Holders a notice prepared by the Issuer that states the special record date, the related payment date and the amount of such interest to be paid.

Section 2.12 CUSIP Numbers.

The Issuer in issuing the Securities may use “CUSIP” numbers (if then generally in use); The Issuer will promptly notify the Trustee of any change in the “CUSIP” numbers.

Section 2.13 Global Securities.

(a) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated by the Issuer for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

(b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary (A) has notified the Issuer and the Trustee in writing that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act or announces an intention permanently to cease business or does in fact do so, and in each case a successor depository is not appointed by the Issuer within 90 days of such notice or (ii) the Issuer delivers an Officers’ Certificate to the Trustee stating that the Issuer has determined not to have all the Securities represented by the Global Security.

In connection with the exchange of an entire Global Security for certificated Securities pursuant to this subsection (b), such Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Issuer shall execute, and upon Issuer order the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in such Global Security, an equal aggregate Principal Amount of certificated Securities of authorized denominations. In addition, the owner of a beneficial interest in a Global Security will be entitled to receive a certificated Security in exchange for such interest if an Event of Default has occurred and is continuing. Upon receipt by the Registrar of instructions from the Holder of a Global Security directing the Registrar to (x) issue one or more certificated Securities in the amounts specified to the owner of a beneficial interest in such Global Securities and (y) debit or cause to be debited an equivalent amount of beneficial interest in such Global Securities, subject to the rules and procedures of the Depositary, the Registrar shall: (A) authenticate and deliver to the owner of such beneficial interest certificated Securities in an equivalent amount to such beneficial interest in such Global Security in accordance with the foregoing, and (B) decrease such Global Security by such amount in accordance with the foregoing. If the certificated Securities are not issued to each such beneficial owner promptly after the Registrar has received a request from a Holder of a Global Security to issue such certificated Securities, the Issuer expressly acknowledges, with respect to the right of any Holder to pursue a remedy pursuant to Sections 4.6 and 4.7 hereof, the right of any beneficial owner of the Securities to pursue such remedy with respect to the portion of the Global Security that represents such beneficial owner’s Securities as if such certificated Securities had been issued.

(c) If any Global Security is to be exchanged for other Securities or cancelled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Registrar, for exchange or cancellation, as provided in this Article. If any Global Security is to be exchanged for other Securities or cancelled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, in each case as provided in this Article, then either (i) such Global Security shall be so surrendered for exchange or cancellation, as provided in this Article, or (ii) the Principal Amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or equal to the Principal Amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Registrar, whereupon the Trustee shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records in accordance with its rules and procedures. Upon any such surrender or adjustment of a Global Security, the Trustee shall as provided in this Article, authenticate and make available for delivery any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed in writing by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Issuer shall promptly make available to the Trustee a reasonable supply of

Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article if such order, direction or request is given or made in accordance with the Depositary’s rules and procedures.

(d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article or otherwise, shall be authenticated and delivered in the form of, and shall be, a registered Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof, in which case such registered security shall be authenticated and delivered in definitive, fully registered form, without interest coupons.

(e) Except as provided in Section 2.13(b), the Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under the Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Depositary’s rules and procedures. Accordingly, any such owner’s beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its participants and such owners of beneficial interests in a Global Security will not be considered the owners or holders thereof. Notices given to the Holders of the Security shall be deemed given if sent to the Depositary. Notwithstanding the foregoing, the registered Holder of a Global Security may grant proxies or otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action that a Holder is entitled to take under this Indenture or the Securities.

(f) Upon the transfer of beneficial interests in a Restricted Global Security under circumstances permitting the removal of the Restricted Securities legend contemplated in Section 2.14 if the Securities represented by such beneficial interest were not in the form of a Global Security, such transferred beneficial interest shall be represented by a beneficial interest in a Global Security that is not a Restricted Global Security.

Section 2.14 Transfer Restrictions.

(a) Securities shall be stamped or otherwise be imprinted with the legends containing the transfer restrictions set forth on the face of the text of the Securities attached as Exhibits A and B hereto. The legends so provided on the face of the text of the Securities that relate to Restricted Securities and Restricted Global Securities may be removed from such Security, upon receipt by the Trustee of an Issuer Order, (i) two years from the later of issuance of the Security or the date such Security (or any predecessor) was last acquired from an “affiliate” of the Issuer within the meaning of Rule 144 under the Securities Act, (ii) in connection with a sale made pursuant to the volume (and other restrictions) of Rule 144 under the Securities Act following one year from such time, or (iii) in connection with any sale in a transaction registered under the Securities Act, provided that, if the legend is removed and the Security is subsequently held by such an affiliate of the Issuer, the legend shall be reinstated.

(b) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary participants or beneficial owners of interest in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

ARTICLE 3.

COVENANTS

Section 3.1 Payment of Principal and Interest.

The Issuer covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, and interest on, each of the Securities at the place or places, at the respective times and in the manner provided in the Securities and this Indenture. Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months. Each installment of interest on the Securities may be paid by wire transfer to an account maintained by a Holder in the United States or by mailing checks for such interest payable to the Holders of Securities entitled thereto as they shall appear on the registry books of the Issuer; provided that any Holder with an aggregate Principal Amount in excess of $2,000,000 shall be paid, at such Holder’s written election, by wire transfer in immediately available funds. Notwithstanding the foregoing, payments to DTC will be made by wire transfer of immediately available funds to the account of DTC or its nominee.

Section 3.2 Written Statement to Trustee.

The Issuer will deliver to the Trustee, within 120 days after the end of each fiscal year of the Issuer ending after the date hereof, an Officers’ Certificate, stating that in the course of the performance by the signers of their duties as officers of the Issuer they would normally have knowledge of any default or non-compliance by the Issuer in the performance or fulfillment of any covenant, agreement or condition contained in this Indenture, stating whether or not they have knowledge of any such default or non-compliance (without regard to any period of grace or requirement of notice provided hereunder), and, if so, specifying each such default or non-compliance of which the signers have knowledge and the nature thereof. The Issuer shall deliver to the Trustee, as soon as possible and in any event within five days after the Issuer becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers’ Certificate setting forth the details of such Event of Default or default and the action which the Issuer proposes to take with respect thereto.

Section 3.3 Corporate Existence.

Subject to Article Eight, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises; provided that the Issuer shall not be required to preserve its corporate existence or any such right or franchise if the Issuer shall determine that the preservation thereof is no longer desirable in the conduct of its business and that the loss thereof is not disadvantageous in any material respect to the Holders of the Securities.

Section 3.4 Reports by the Issuer.

The Issuer covenants to file with the Trustee, within 15 days after the Issuer is required to file the same with the SEC, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act, or if the Issuer is not required to file information, documents, or reports pursuant to either of such sections, then to file with the Trustee, in accordance with rules and regulations prescribed from time to time by the SEC, such of the supplementary and periodic information, documents, and reports which may be required pursuant to Section 13 of the Exchange Act; or, in respect of a security listed and registered on a national securities exchange or on The Nasdaq National Market as may be prescribed from time to time in such rules and regulations. At any time when the Issuer is not subject to Section 13 or 15(d) of the Exchange Act, upon request of Holders and prospective purchasers of Securities or the Common Stock issuable upon conversion thereof, the Issuer will promptly furnish or cause to be furnished to such Holders and prospective purchasers, copies of the information required to be delivered to such Holders and prospective purchasers of such securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A under the Securities Act in connection with resales by such Holders of such securities. The Issuer will pay the expenses of printing and distributing to such Holders and prospective purchasers all such documents.

Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).

Section 3.5 Waiver of Usury Defense.

The Issuer covenants (to the extent permitted by applicable law) that it shall not assert, plead (as a defense or otherwise) or in any manner whatsoever claim (and shall actively resist any attempt to compel it to assert, plead or claim) in any action, suit or proceeding that the interest rate on the Securities violates present or future usury or other laws relating to the interest payable on any indebtedness and shall not otherwise avail itself (and shall actively resist any attempt to compel it to avail itself) of the benefits or advantages of any such laws.

Section 3.6 Registration Rights.

The Issuer agrees that the Holders from time to time of Registrable Securities (as defined in the Registration Rights Agreement) are entitled to the benefits of the Registration Rights Agreement. Whenever in this Indenture there is mentioned, in any context, the payment of interest on, or in respect of, any Security, such mention shall be deemed to include mention of the payment of additional interest on Securities constituting Registrable Securities as contemplated in Section 2 of the Registration Rights Agreement to the extent that, in such context, such additional interest is, was or would be payable in respect thereof pursuant to the provisions of the Registration Rights Agreement.

ARTICLE 4.

REMEDIES OF THE TRUSTEE AND

HOLDERS ON EVENT OF DEFAULT

Section 4.1 Event of Default Defined; Acceleration of Maturity; Waiver of Default.

“Event of Default” with respect to Securities where used herein, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a) default in the payment of any installment of interest (including additional interest, if any, payable under the Registration Rights Agreement), upon any of the Securities as and when the same shall become due and payable, and continuance of such default for a period of 30 days;

(b) default in the payment of all or any part of the principal of or premium, if any, upon any of the Securities or any Repurchase Price, as and when the same shall become due and payable either at the Stated Maturity of such Securities, upon any repurchase or acceleration, by declaration or otherwise;

(c) failure on the part of the Issuer to observe or perform any other of the covenants or agreements on the part of the Issuer contained in this Indenture for a period of 60 days after the date on which notice specifying such failure shall have been given to the Issuer by the Trustee, or to the Issuer and the Trustee by the Holders of at least 25% in aggregate Principal Amount of the Outstanding Securities;

(d) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against the Issuer in an involuntary case; (ii) appoints a custodian of the Issuer or for all or substantially all of the property of the Issuer; or (iii) orders the liquidation of the Issuer; and the order or decree remains unstayed and in effect for 60 consecutive days;

(e) the Issuer pursuant to or within the meaning of Bankruptcy Law: (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case, (iii) consents to the appointment of a custodian of it or for all or substantially all of its property, (iv) makes a general assignment for the benefit of its creditors, or (v) generally is not paying its debts as they become due; or

(f) the Issuer’s failing to give Holders the Designated Event Notice within the time required to give that notice.

If an Event of Default occurs and is continuing with respect to the Securities, then, and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate Principal Amount of the Securities then Outstanding hereunder, by notice in writing to the Issuer (and to the Trustee if given by Holders), may declare the entire principal of all the Securities, premium, if any, and the interest and additional interest, if any, accrued thereon, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. Notwithstanding the foregoing, if an Event of Default specified in clause (d) or (e) of the this Section 4.1 occurs with respect to the Issuer, all outstanding securities shall be due and payable without further action or notice. However, if, at any time after the Securities shall have been declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities and the principal of any and all Securities which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest specified in the Securities, to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture, other than the non-payment of the interest on, principal of or premium on Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein—then and in every such case of such a cure the Holders of a majority in aggregate Principal Amount of the Securities then Outstanding, by written notice to the Issuer and to the Trustee, may waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

Section 4.2 Collection of Indebtedness by Trustee; Trustee May Prove Debt.

The Issuer covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Securities when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (b) in case default shall be made in the payment of all or any part of the principal of or premium, if any, on any of the Securities when the same shall have become due and payable, whether upon their Stated Maturity or upon any repurchase or by declaration or otherwise, then upon demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the Holders of the Securities the whole amount that then shall have become due and payable on all such Securities for principal, premium, if any, or interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at an annual rate of 1% above the rate of interest specified in the Securities); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the

Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any reasonable expense and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of its negligence or bad faith.

Until such demand is made by the Trustee, the Issuer may pay the principal of and premium, if any, and interest on the Securities to the registered Holders, whether or not the Securities be overdue.

In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon the Securities and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Securities, wherever situated, the moneys adjudged or decreed to be payable.

In case there shall be pending proceedings relative to the Issuer or any other obligor upon the Securities under Bankruptcy Law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

(a) to file and prove a claim or claims for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Securities, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all reasonable expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Holders allowed in any judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor,

(b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Securities in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and

(c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Holders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Holders to make payments to the Trustee, and, if the Trustee shall consent to the making of payments directly to the Holders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or caption affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the reasonable expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Securities.

In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities in respect of which such action was taken, and it shall not be necessary to make any Holders of the Securities parties to any such proceedings.

Section 4.3 Application of Proceeds.

Any moneys collected by the Trustee pursuant to this Article in respect of Securities shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Securities and stamping (or otherwise noting) thereon the payment, or issuing Securities in reduced Principal Amounts in exchange for the presented Securities if only partially paid, or upon surrender thereof if fully paid:

FIRST: To the payment of costs and expenses, including any and all amounts due the Trustee under Section 5.5;

SECOND: In case the principal of the Securities shall not have become and be then due and payable, to the payment of interest on the Securities in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest specified in the Securities, such payments to be made ratably to the person entitled thereto, without discrimination or preference;

THIRD: In case the principal of the Securities shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities for principal, premium, if any, and interest, with interest upon the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate as the rate of interest specified in the Securities; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities, then to the payment of such principal, premium, if any, and interest, without preference or priority of principal (and premium, if any) over interest, or of interest over principal (and premium, if any), or of any installment of interest over any other installment of interest, or of any Security over any other Security, ratably to the aggregate of such principal, premium, if any, and accrued and unpaid interest; and

FOURTH: To the payment of the remainder, if any, to the Issuer.

Section 4.4 Suits for Enforcement.

In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

Section 4.5 Restoration of Rights or Abandonment of Proceedings.

In case the Trustee or any Holder shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Trustee and the Holders shall be restored severally and respectively to their former positions and rights hereunder, and thereafter all rights, remedies and powers of the Issuer, the Trustee and the Holders shall continue as though no such proceedings had been taken.

Section 4.6 Limitations on Suits by Holders.

No Holder of any Security shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding, judicial or otherwise, at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of a continuing Event of Default as herein before provided, and unless also the Holders of not less than 25% in aggregate Principal Amount of the Securities then Outstanding shall have made written request upon a Responsible Officer of the Trustee to institute such action or proceedings in its own name as trustee hereunder and the Trustee for 60 days after its receipt of such notice and request shall have failed to institute any such action or proceedings and no direction inconsistent with such written request shall have been given to a Responsible Officer of the Trustee pursuant to Section 4.9; it being understood and intended, and being expressly covenanted by the Holder of every Security with every other Holder of the Securities and the Trustee, that no one or more Holders of Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities. For the protection and enforcement of the provisions of this Section, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 4.7 Unconditional Right of Holders to Receive Principal, Premium and Interest, to Convert and to Institute Certain Suits.

Notwithstanding any other provision in this Indenture and any provision of any Security, the right of any Holder of any Security to receive payment of the principal of and premium, if any, and interest on such Security on or after the respective due dates expressed in such Security (or, in the case of repurchase, on the applicable Repurchase Date), or to convert such Security in accordance with Article Twelve, or to institute suit for the enforcement of any such payment on or after such respective dates, or for the enforcement of such conversion right, shall not be impaired or affected without the written consent of such Holder, with a copy thereof to the Trustee.

Section 4.8 Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default.

Except as provided in Section 4.7, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

No delay or omission of the Trustee or of any Holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 4.6, every power and remedy given by this Indenture or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 4.9 Control by Holders.

The Holders of a majority in aggregate Principal Amount of the Securities at the time Outstanding shall have the right to direct in writing the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided that such written direction shall not be otherwise than in accordance with law and the provisions of this Indenture; and provided, further, that (subject to the provisions of Section 5.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may expose the Trustee to personal liability or if the Trustee in good faith by its board of directors or the executive committee thereof shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities not joining in the giving of said direction, it being understood that (subject to Section 5.1) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction by Holders.

Section 4.10 Waiver of Past Defaults.

Prior to the declaration of the maturity of the Securities as provided in Section 4.1, the Holders of a majority in aggregate Principal Amount of the Securities at the time Outstanding may on behalf of the Holders of all the Securities waive any past default or Event of Default hereunder and its consequences, except a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected (including, without limitation, the provisions with respect to payment of principal of and premium, if any, and interest on such Security or with respect to conversion of such Security). A copy of any such waiver or consent shall be delivered to the Trustee.

Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

Section 4.11 Trustee to Give Notice of Default, But May Withhold in Certain Circumstances.

The Trustee shall, at the Issuer’s expense, transmit to the Holders of Securities, as the names and addresses of such Holders appear on the registry books, notice by mail of all defaults known to a Responsible Officer of the Trustee, such notice to be transmitted within 90 days after the occurrence thereof, unless such defaults shall have been cured before the giving of such notice (the term “default” or “defaults” for the purposes of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the principal or premium, if any, interest or additional interest, if any, on any of the Securities, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders.

Section 4.12 Right of Court to Require Filing of Undertaking to Pay Costs.

All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit other than the Trustee of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including attorneys’ fees, against any party litigant in such suit including the Trustee, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% in aggregate Principal Amount of the Securities at the time Outstanding, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest on any Security on or after the due date expressed in such Security or for the enforcement of a right to convert any Security in accordance with Article Twelve.

Section 4.13 Waiver of Stay or Extension Laws.

The Issuer covenants (to the extent permitted by applicable law) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent permitted by applicable law) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 4.14 Repurchase for Stock at the Option of the Holder upon an Event of Default.

If the Outstanding Securities are declared immediately due and payable as a result of an Event of Default (other than an Event of Default specified in clause (d) or (e) of Section 4.1) at a time when the Issuer is prohibited from repurchasing Securities, the Issuer shall, if so requested by any Holder, pay the principal, premium, if any, and additional interest, if any, on such Holder’s Outstanding Securities in shares of Common Stock. The number of shares of Common Stock a Holder will receive shall equal the sum of the principal, premium, if any, and additional interest, if any, divided by 95% of the average of the Closing Sale Prices of the Common Stock for the five Trading Days immediately preceding the second Business Day immediately preceding the payment date. The Issuer shall notify Holders within 10 days of an acceleration of the Securities as a result of an Event of Default as to whether the Issuer expects to be able to repay the Securities for cash and if not, whether the Issuer expects to be able to deliver Freely Tradable Stock upon the exercise by a Holder of its right to receive as payment shares of Common Stock. If the Issuer notifies Holders that it is unable to satisfy its payment obligations in cash, Holders shall have 30 days after receipt of such notice to tender their Securities for payment in Common Stock. The Issuer shall use its reasonable efforts to deliver Freely Tradable Stock to Holders in such an event and to deliver such shares of stock no less than seven Trading Days after and no more than 30 Trading Days after such the request by the Holder. If the Issuer has stated in the notice described above that it expects to be able to deliver Freely Tradable Stock, each Holder that requested that the Issuer pay the principal, premium, if any, and additional interest, if any, on such Holder’s Outstanding Securities in shares of Common Stock shall be permitted to withdraw its request if the Issuer is unable to deliver Freely Tradable Stock to such Holder on the payment date.

ARTICLE 5.

CONCERNING THE TRUSTEE

Section 5.1 Duties and Responsibilities of the Trustee; During Default; Prior to Default.

With respect to the Holders of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities has occurred and is continuing (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct or bad faith, except that

(a) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default which may have occurred:

(i) the duties and obligations of the Trustee with respect to Securities shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any resolution, statement, officer’s certificate, or any other certificate, instrument or opinion furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

(b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

(c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of Holders pursuant to Section 4.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

Section 5.2 Certain Rights of the Trustee.

(a) The Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officers’ Certificate or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, security or other paper or document (whether in original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties.

(b) Any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers’ Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Issuer.

(c) The Trustee may consult with counsel of its selection at the expense of the Issuer and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel.

(d) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred therein or thereby.

(e) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture.

(f) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate Principal Amount of the

Securities then Outstanding, but a Responsible Officer of the Trustee, in its discretion, may make such further inquiries or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity satisfactory to the Trustee against such expenses or liabilities as a condition to proceeding; the expenses of every such examination shall be paid by the Issuer or, if paid by the Trustee or any predecessor trustee, shall be repaid by the Issuer upon demand.

(g) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

(h) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

(i) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

(j) Before the Trustee acts or refrains from acting, it may require an Officer’s Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer’s Certificate or Opinion of Counsel.

Section 5.3 Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof.

The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

Section 5.4 Trustee and Agents May Hold Securities; Collections, etc.

The Trustee or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and, subject to Section 5.8, may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

Section 5.5 Compensation and Indemnification of Trustee and Its Prior Claim.

The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the Issuer and the Trustee shall from time to time agree in writing for all services that the Trustee shall provide hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as shall be determined to have been caused by its own negligence or willful misconduct. The Issuer also covenants to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any loss, damage, claim, liability or expense including taxes (other than taxes based upon, measured by or determined by the income of the Trustee), incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including but not limited to the costs and expenses of defending itself against or investigating any claim (whether asserted by the Issuer, any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Issuer under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture and resignation or removal of the Trustee. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of or interest on particular Securities, and the Securities are hereby subordinated to such senior claim. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 4.1 or in connection with Article Four hereof, the expenses (including the reasonable fees and expenses of its counsel) and the compensation for the service in connection therewith are intended to constitute expenses of administration under any bankruptcy law.

Section 5.6 Right of Trustee to Rely on Officers’ Certificate, etc.

Subject to Sections 5.1 and 5.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers’ Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

Section 5.7 Persons Eligible for Appointment as Trustee.

The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State or the District of Columbia. The Trustee and its direct parent shall at all times have a combined capital and surplus of at least $50,000,000, and which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 5.8.

The provisions of this Section 5.7 are in furtherance of and subject to Section 310(a) of the TIA.

Section 5.8 Resignation and Removal; Appointment of Successor Trustee.

(a) The Trustee may at any time resign by giving written notice of resignation to the Issuer at least 60 days in advance of such resignation. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee by written instrument in duplicate, executed by authority of the Board of Directors, one copy of each instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning trustee may petition at the expense of the Issuer any court of competent jurisdiction for the appointment of a successor trustee, or any Holder who has been a bona fide Holder of a Security or Securities for at least six months may, subject to the provisions of Section 4.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee at the expense of the Issuer. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

(b) If at any time any of the following shall occur:

(i) the Trustee shall fail to comply with the provisions of Section 310(b) of the TIA after written request therefor by the Issuer or by any Holder who has been a bona fide Holder of a Security or Securities for at least six months; or

(ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 5.7 and shall fail to resign after written request therefor by the Issuer or by any Holders;

(iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or subject to the provisions of Section 4.12, any Holder who has been a bona fide Holder of a Security or Securities for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of removal, the departing trustee may petition at the expense of the Issuer any court of competent jurisdiction for the appointment of a successor trustee, or any Holder who has been a bona fide Holder of a Security or Securities for at least six months may, subject to the provisions of Section 4.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee at the expense of the Issuer

(c) The Holders of a majority in aggregate Principal Amount of the Securities at the time Outstanding may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in Section 6.1 of the action in that regard taken by the Holders.

(d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section 5.8 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 5.9.

(e) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities affected as their names and addresses appear in the Security register. Each notice shall include the name of the successor trustee and the address of its principal corporate trust office.

Section 5.9 Acceptance of Appointment by Successor Trustee.

Any successor trustee appointed as provided in Section 5.8 shall execute and deliver to the Issuer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Issuer or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 9.4, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument prepared by the Issuer transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 5.5.

Upon acceptance of appointment by a successor trustee as provided in this Section 5.9, the Issuer shall mail notice thereof by first-class mail to the Holders of Securities at their last addresses as they shall appear in the Security register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 5.8. If the Issuer fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Issuer.

Section 5.10 Merger, Conversion, Consolidation or Succession to Business of Trustee.

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that such corporation shall be qualified under the provisions of Section 310(b) of the TIA and eligible under the provisions of Section 5.7.

In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided that the right to adopt the certificate of authentication of any predecessor trustee or to authenticate Securities of any series in the name of any predecessor trustee shall apply only to its successor or successors by merger, conversion or consolidation.

ARTICLE 6.

CONCERNING THE HOLDERS

Section 6.1 Evidence of Action Taken by Holders.

Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 5.1 and 5.2) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article.

Section 6.2 Proof of Execution of Instruments and of Holding of Securities.

Subject to Sections 5.1 and 5.2, the fact and date of the execution of any instrument by any Holder or his agent or proxy, or the authority of such an agent or proxy to execute such an instrument may be proved (i) by the affidavit of a witness of such execution, (ii) by a certificate of a notary public (or other officer authorized by law to take acknowledgments of deeds) as to such execution, or (iii) in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be reasonably satisfactory to the Trustee. The holding of Securities shall be proved by the Security register or by a certificate of the registrar thereof.

Section 6.3 Holders to Be Treated as Owners.

Prior to due presentment of a Security for registration of transfer, the Issuer, the Trustee, any Agent and any agent of the Issuer or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Security register as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest on such Security and for all other purposes; and neither the Issuer nor the Trustee nor any Agent or agent of the Issuer or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

Section 6.4 Securities Owned by Issuer Deemed Not Outstanding.

In determining whether the Holders of the requisite Principal Amount of Outstanding Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer or any other obligor on the Securities or any Affiliate of the Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee in writing the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or of such other obligor. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers’ Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described Persons; and, subject to Sections 5.1 and 5.2, the Trustee shall be entitled to accept such Officers’ Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

Section 6.5 Right of Revocation of Action Taken.

At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 6.1, of the taking of any action by the Holders of the percentage in aggregate Principal Amount of the Securities specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as afore said any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor or on registration or transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate Principal Amount of the Securities specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all the Securities.

Section 6.6 Record Date for Consents and Waivers.

The Issuer may, but shall not be obligated to, direct the Trustee to establish a record date for the purpose of determining the Persons entitled to (i) waive any past default with respect to the Securities in accordance with Section 4.10, (ii) consent to any supplemental indenture in accordance with Section 7.2 or (iii) waive compliance with any term, condition or provision of any covenant hereunder (if the Indenture should expressly provide for such waiver). If a record date is fixed, the Holders of Securities on such record date, or their duly designated proxies, and any such Persons, shall be entitled to waive any such past default, consent to any such supplemental indenture or waive compliance with any such term, condition or provision, whether or not such Holder remains a Holder after such record date; provided, however, that unless such waiver or consent is obtained from the Holders, or duly designated proxies, of the requisite Principal Amount of Outstanding Securities prior to the date which is the 90th day after such record date, any such waiver or consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

ARTICLE 7.

SUPPLEMENTAL INDENTURES

Section 7.1 Supplemental Indentures Without Consent of Holders.

The Issuer, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof) for one or more of the following purposes:

(a) to evidence the assumption by a successor Person of the obligations of the Issuer pursuant to Article Eight;

(b) to add to the covenants of the Issuer further covenants for the benefit of the Holders of Securities or to eliminate any right or power conferred upon the Issuer by this Indenture including, without limitation, the right of the Issuer to satisfy its obligation in respect to the Principal Amount of Securities in Common Stock;

(c) to evidence the acceptance of appointment hereunder by a successor Trustee with respect to the Securities;

(d) to cure any ambiguity or correct or supplement any provision in this Indenture which may be defective or inconsistent with any other provision;

(e) to add any additional Events of Default with respect to the Securities permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided that in respect of any such additional Event of Default such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

(f) to secure the Securities;

(g) to increase the Conversion Rate; provided that such increase either (i) is made in accordance with the terms of this Indenture or (ii) will not have an adverse effect on the interests of the Holders of the Securities;

(h) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the discharge of the Securities; provided that such change or modification does not have an adverse effect on the interests of the Holders of the Securities;

(i) to make any changes or modifications necessary in connection with the registration of the Securities under the Securities Act as contemplated in the Registration Rights Agreement; provided that such change or modification does not have an adverse effect on the interests of the Holders of the Securities; or

(j) to add or modify any other provisions with respect to matters or questions arising under this Indenture as the Issuer and the Trustee may deem necessary and desirable and which will not have an adverse effect on the interests of the Holders of the Securities..

The Trustee is hereby authorized to join in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations, which may be therein contained, and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which adversely affects the Trustee’s own rights, duties, immunities or liabilities under this Indenture or otherwise.

Any supplemental indenture authorized by the provisions of this Section 7.1 may be executed without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 7.2.

Section 7.2 Supplemental Indentures with Consent of Holders.

With the consent (evidenced as provided in Article Six) of the Holders of not less than a majority in aggregate Principal Amount of the Securities at the time Outstanding, the Issuer, when authorized by a resolution of its Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities; provided that no such supplemental indenture shall (i) extend the Stated Maturity of any Security, or reduce the rate or extend the time for payment of interest thereon, or reduce the Principal Amount thereof, or reduce any amount payable on repurchase thereof, or impair the right of any Holder to institute suit for the payment thereof, or make the principal thereof or interest thereon payable in any coin or currency other than that provided in the Securities, or affect the obligation of the Issuer to repurchase any Security upon the happening of a Designated Event in a manner adverse to the Holders of Securities, or impair the right to convert the Securities into Common Stock subject to the terms set forth herein, including Section 12.6, or reduce the number of shares of Common Stock, the amount of cash or the amount of other property receivable upon conversion, in each case, without the consent of the Holder of each Security so affected, or modify any of the provisions of this Section 7.2 or Section 4.9, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security so affected, or change any obligation of the Issuer to maintain an office or agency in the places and for the purposes set forth in Section 2.3, or reduce the voting requirements set forth in this Indenture or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of all Securities then Outstanding.

Upon the request of the Issuer, accompanied by a copy of a resolution of the Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), certified by the Secretary or an Assistant Secretary of the Issuer, authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders and other documents, if any, required by Section 6.1, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture adversely affects the Trustee’ own rights, duties, immunities or liabilities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Issuer shall mail a notice thereof by first-class mail to the Holders of Securities at their addresses as they shall appear on the registry books of the Issuer, setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 7.3 Effect of Supplemental Indenture.

Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 7.4 Documents to Be Given to Trustee.

The Trustee, subject to the provisions of Sections 5.1 and 5.2, shall be provided with an Officers’ Certificate and an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the applicable provisions of this Indenture.

Section 7.5 Notation on Securities in Respect of Supplemental Indentures.

Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation as to any matter provided for by such supplemental indenture. If the Issuer shall so determine, new Securities so modified as to conform, in the opinion of the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities of the same series then Outstanding.

ARTICLE 8.

CONSOLIDATION, MERGER, SALE OR CONVEYANCE

Section 8.1 Covenant Not to Merge, Consolidate, Sell or Convey Property Except Under Certain Conditions.

The Issuer may not consolidate or merge with or into any other Person, or transfer, lease or convey its properties or assets substantially as an entirety to another Person (each a “Disposition”), unless:

(i) the Issuer is the Surviving Person or the Surviving Person (if other than the Issuer) is organized and existing under the laws of the United States, any state thereof or the District of Columbia;

(ii) the Surviving Person (if other than the Issuer) assumes all the obligations of the Issuer under the Securities and this Indenture, and makes provision for conversion rights in accordance with Section 12.6, pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee; and

(iii) immediately after such Disposition, the Issuer and the Surviving Person shall not be in default hereunder.

Section 8.2 Surviving Person Substituted.

In case of any such consolidation, merger, sale or conveyance, and following such an assumption by the Surviving Person, such Surviving Person shall succeed to and be substituted for the Issuer, with the same effect as if it had been named herein. Such Surviving Person may cause to be signed, and may issue either in its own name or in the name of the Issuer prior to such succession any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such Surviving Person, instead of the Issuer, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

In the event of any such conveyance (other than a conveyance by way of lease), the Issuer or any Surviving Person which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture.

Section 8.3 Opinion of Counsel and Officers’ Certificate to Trustee.

The Trustee, subject to the provisions of Sections 5.1 and 5.2, may upon request receive an Opinion of Counsel prepared in accordance with Section 10.5 and an Officers’ Certificate (confirming satisfaction of the conditions of clauses (i), (ii) and (iii) of Section 8.1) as conclusive evidence that any such consolidation, merger, lease or conveyance, and any such assumption, complies with the applicable provisions of this Indenture.

ARTICLE 9.

SATISFACTION AND DISCHARGE

OF INDENTURE; UNCLAIMED MONEYS

Section 9.1 Satisfaction and Discharge of Indenture.

If at any time (a) the Issuer shall have paid or caused to be paid the principal of and premium, if any, and interest on all the Securities then Outstanding hereunder, as and when the same shall have become due and payable, or (b) the Issuer shall have delivered to the Trustee for cancellation all Securities theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.7) or (c) (i) all such Securities not theretofore delivered to the Trustee for cancellation (x) shall have become due and payable, or (y) are by their terms to become due and payable within one year, and (ii) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount in cash (other than moneys repaid by the Trustee or any Paying Agent to the Issuer in accordance with Section 9.4) or U.S. Government Obligations maturing as to principal and interest at such times and in such amounts as will insure the availability of cash, or a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay the principal of and interest on all Securities on each date that such principal or interest is due and payable; and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer, then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer, conversion and exchange of Securities (but not otherwise and not including the Holders’ right of repurchase contemplated by Article Thirteen) (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of the Holders of Securities to receive payments of principal thereof and premium, if any, and interest thereon upon the original stated due dates therefor (but not upon acceleration), (iv) the rights, obligations and immunities of the Trustee hereunder, including any right to compensation and indemnification under Section 5.5, and (v) the rights of the Holders of Securities as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them), and the Trustee, on Issuer Order accompanied by an Officers’ Certificate and an Opinion of Counsel stating that the provisions of this Section have been complied with and at the cost and expense of the Issuer, shall execute proper instruments prepared by the Issuer acknowledging such satisfaction of and discharging this Indenture, provided, that the rights of Holders of the Securities to receive amounts in respect of principal of, premium, if any, and interest on the Securities held by them shall not be delayed longer than required by then-applicable mandatory rules or policies of any securities exchange upon which the Securities are listed. In addition, in connection with the satisfaction and discharge pursuant to clause (c)(i)(y) above, the Trustee shall give notice to the Holders of Securities of such satisfaction and discharge. The Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities.

Section 9.2 Application by Trustee of Funds Deposited for Payment of Securities.

Subject to Section 9.4, all moneys and securities deposited with the Trustee pursuant to Section 9.1 shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent), to the Holders of the particular Securities for the payment or repurchase of which such moneys or Securities have been deposited with the Trustee of all sums due and to become due thereon for principal and interest; but such moneys or securities need not be segregated from other funds except to the extent required by law.

Section 9.3 Repayment of Moneys Held by Paying Agent.

In connection with the satisfaction and discharge of this Indenture with respect to Securities, all moneys then held by any Paying Agent under the provisions of this Indenture shall, upon Issuer Order, be repaid to it or paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

Section 9.4 Return of Moneys Held by Trustee and Paying Agent Unclaimed for Two Years.

Any moneys deposited with or paid to the Trustee or any Paying Agent for the payment of the principal of or premium, if any, or interest on any Security and not applied but remaining unclaimed for two years after the date upon which such principal, premium or interest shall have become due and payable shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee or such Paying Agent, and the Holder of the Securities shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any Paying Agent with respect to such moneys shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment with respect to moneys deposited with it for any payment, shall, at the expense of the Issuer, mail by first-class mail to Holders of such Securities at their addresses as they shall appear on the Security register notice that such moneys remain and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be repaid to the Issuer upon Issuer Order.

Section 9.5 Indemnity for U.S. Government Obligations.

The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 9.1 or the principal or interest received in respect of such obligations.

ARTICLE 10.

MISCELLANEOUS PROVISIONS

Section 10.1 Partners, Incorporators, Stockholders, Officers and Directors of Issuer Exempt from Individual Liability.

No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any partner or member of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.

Section 10.2 Provisions of Indenture for the Sole Benefit of Parties and Holders.

Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any Person, other than the parties hereto and their successors and the Holders of the Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and the Holders of the Securities.

Section 10.3 Successors and Assigns of Issuer Bound by Indenture.

All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

Section 10.4 Notices and Demands on Issuer, Trustee and Holders.

Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities to or on the Issuer may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to Gateway, Inc., 7565 Irvine Center Drive, Irvine, CA 92618, Attention: General Counsel, with a copy to Davis Polk & Wardwell, 1600 El Camino Real, Menlo Park, CA 94025, Attention: Bruce Dallas. Any notice, direction, request or demand by the Issuer or any Holder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at U.S. Bank National Association, EP-MN-WS3C, 60 Livingston Avenue, St. Paul, MN 55107, Attention: Corporate Trust Department.

Where this Indenture provides for notice to Holders, such notice shall be sufficiently given (except as otherwise specifically provided herein) if in writing, and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last address as it appears in the Security register. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer and Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

Section 10.5 Officers’ Certificates and Opinions of Counsel; Statements to Be Contained Therein.

Upon any application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee an Officers’ Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with, and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

Section 10.6 Payments Due on Saturdays, Sundays and Legal Holidays.

If the date of maturity of interest on or principal of the Securities or the date fixed for repurchase or repayment of any Security or the last date on which a Holder of Securities has a right to convert his Securities shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal or conversion of the Securities need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for repurchase or repayment or on such last day for conversion, and no interest shall accrue for the period after such date.

Section 10.7 Conflict with TIA.

Whether or not qualified under the TIA, this Indenture shall be interpreted as though it were so qualified including provisions required by the TIA or provisions deemed included except as varied by this Indenture. If any provision hereof limits, qualifies or conflicts with a provision of the TIA that is required under the TIA to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 10.8 Communications by Holders with Other Holders.

Holders may communicate pursuant to Section 312(b) of the TIA with other Holders with respect to their rights under this Indenture or the Securities. The Issuer, the Trustee, the Registrar and any other person shall have the protection of Section 312(c) of the TIA.

Section 10.9 Issuer to Furnish Trustee Names and Addresses of Holders.

The Issuer will furnish or cause to be furnished to the Trustee:

(a) semiannually, not later than January 15 and July 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of a date not more than 15 days prior to the delivery thereof, and

(b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in the capacity of Registrar.

Section 10.10 New York Law to Govern.

This Indenture and each Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

Section 10.11 Counterparts.

This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

Section 10.12 Effect of Headings.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 10.13 Tax Treatment.

The Issuer agrees, and by acceptance of beneficial ownership interest in the Securities each beneficial holder of the Securities will be deemed to have agreed, for United States federal income tax purposes to treat the Securities as indebtedness that is not subject to the contingent payment debt instrument regulations under Treas. Reg. Sec. 1.1275-4.

ARTICLE 11.

REDEMPTION OF SECURITIES

Section 11.1 No Right of Optional Redemption.

The Issuer may not redeem all or any part of the Securities prior to their Stated Maturities.

ARTICLE 12.

CONVERSION OF SECURITIES

Section 12.1 Conversion Privilege.

(a) A Holder of a Security may convert it, in whole or in part, into Common Stock of the Issuer at any time prior to the close of business on the Business Day immediately prior to its Stated Maturity at the conversion price then in effect for such Security, except that, with respect to any Security called for repurchase, such conversion right shall terminate at the close of business on the Business Day immediately preceding the Repurchase Date (unless the Issuer shall default in making the purchase payment then due, in which case the conversion right shall terminate on the date such default is cured). The number of shares of Common Stock issuable upon conversion of a Security is determined as follows: divide the Principal Amount to be converted by $1,000 and multiply such amount by the Conversion Rate in effect on the Date of Conversion; round the result to the nearest 1/10,000 of a share, then add the number of shares of Additional Shares, if any, determined pursuant to Section 12.1(b) and (c).

The initial Conversion Rate is stated in the fourth paragraph of the reverse of the Securities and is subject to adjustment as provided in this Article.

A Holder may convert a portion of a Security equal to $1,000 Principal Amount or any multiple thereof. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of it.

(b) Subject to Section 12.6, if a Holder elects to convert Securities in connection with a Designated Event that is also a Fundamental Change that occurs prior to the Stated Maturity of a Security, the Issuer will increase the number of shares of Common Stock issuable upon conversion of the Securities by a number of additional shares of Common Stock (the “Additional Shares”) as set forth below. The number of Additional Shares shall be determined for the relevant series of Securities by reference to the applicable table below, based on the date on which the Fundamental Change becomes effective (the “Effective Date”) and the average of the Closing Sale Price of the Common Stock on the five Trading Days prior to but not including the Effective Date (the “Stock Price”).

(c) The Stock Prices set forth in the first row of each table below will be adjusted as of any date on which the Conversion Rate is adjusted. On such date, the Stock Prices shall be adjusted by multiplying:

(1) the Stock Prices applicable immediately prior to such adjustment, by

(2) a fraction, of which

(A)	the numerator shall be the Conversion Rate immediately prior to the adjustment giving rise to the Stock Price adjustment, and

(B)	the denominator of which is the Conversion Rate so adjusted.

The following table sets forth the hypothetical Stock Price and number of Additional Shares issuable per $1,000 aggregate Principal Amount of Notes due 2009:

	Stock Price
Effective Date	$5.85	$7.00	$8.00	$9.00	$10.00	$12.50	$15.00	$17.50	$20.00	$25.00	$30.00	$35.00
December 21, 2004	55.1	40.8	32.4	26.3	21.7	14.3	10.0	7.3	5.5	3.3	2.2	1.5
December 31, 2005	54.8	39.9	31.2	24.9	20.3	12.8	8.7	6.2	4.5	2.7	1.7	1.1
December 31, 2006	54.7	38.8	29.6	23.1	18.4	11.1	7.2	4.9	3.5	1.9	1.1	0.7
December 31, 2007	54.2	36.9	27.1	20.4	15.6	8.6	5.1	3.2	2.2	1.1	0.6	0.4
December 31, 2008	53.1	33.4	22.6	15.6	10.9	4.8	2.3	1.3	0.8	0.4	0.2	0.1
December 31, 2009	—	—	—	—	—	—	—	—	—	—	—	—

The following table sets forth the hypothetical Stock Price and number of Additional Shares issuable per $1,000 aggregate Principal Amount of Notes due 2011:

	Stock Price
Effective Date	$5.85	$7.00	$8.00	$9.00	$10.00	$12.50	$15.00	$17.50	$20.00	$25.00	$30.00	$35.00
December 21, 2004	55.1	42.0	34.2	28.4	24.0	16.6	12.2	9.3	7.3	4.9	3.4	2.5
December 31, 2005	54.8	41.3	33.3	27.4	22.9	15.6	11.3	8.5	6.6	4.3	3.0	2.1
December 31, 2006	54.7	40.7	32.4	26.4	21.8	14.5	10.3	7.6	5.8	3.7	2.5	1.8
December 31, 2007	54.6	39.8	31.2	25.0	20.4	13.1	9.0	6.5	4.9	3.0	2.0	1.4
December 31, 2008	54.4	38.6	29.5	23.1	18.5	11.2	7.4	5.2	3.8	2.2	1.4	1.0
December 31, 2009	53.9	36.6	26.9	20.3	15.6	8.7	5.3	3.5	2.4	1.3	0.8	0.6
December 31, 2010	52.7	33.0	22.4	15.4	10.8	4.8	2.4	1.4	0.9	0.5	0.4	0.3
December 31, 2011	—	—	—	—	—	—	—	—	—	—	—	—

(3) If the Stock Price and Effective Date are not set forth on the applicable table above and the Stock Price is:

(A) between two Stock Prices on the applicable table or the Effective Date is between two Effective Dates on the applicable table, the number of Additional Shares will be determined by straight-line interpolation between the number of Additional Shares set forth for the higher and lower Stock Price amounts and the two Effective Dates, as applicable, based on a 365-day year;

(B) equal to or in excess of $35.00 per share (subject to adjustment), no Additional Shares will be issued upon conversion; or

(C) less than $5.85 per share (subject to adjustment), no Additional Shares will be issued upon conversion.

Notwithstanding the foregoing, in no event shall the total number of shares of Common Stock issuable upon conversion exceed 170.9401 per $1,000 of aggregate Principal Amount of Securities, subject to adjustments in the same manner as the Conversion Rate in Section 12.5.

Section 12.2 Exercise of Conversion Privilege.

(a) In order to exercise the conversion privilege, the Holder of any Security to be converted shall complete and manually sign the conversion notice, in substantially the form set forth in Exhibit C, and deliver such conversion notice (together with all necessary endorsements, transfer documents and all transfer or similar taxes) to the Conversion Agent and, if the note is certificated, surrender such Security to the Conversion Agent, in each case at any time during usual business hours at its office or agency maintained for the purpose as provided in this Indenture. If such Security is surrendered for conversion during the period between the close of business on any record date for such Security and the opening of business on the related interest payment date (unless (i) the Issuer shall have specified a Repurchase Date following a Designated Event within such period or (ii) overdue interest exists at the time of conversion in which case any amount may be reduced only to the extent of such overdue interest), it must be accompanied also by payment of an amount equal to the interest payable on such interest payment date on the portion of the Principal Amount of the Security being surrendered for conversion. A Holder of any Security on a record date for such Security who converts such Security on the related interest payment date will receive the interest payable on such Security, and such converting Holder need not include a payment for any such interest upon surrender of such Security for conversion. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued. Securities surrendered for conversion shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder or his attorney duly authorized in writing.

(b) As promptly as practicable after the receipt of such notice and the surrender of such Security as aforesaid, the Issuer shall, subject to the provisions of Sections 12.3 and 12.8,

issue and deliver at such office or agency to such Holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion of Securities in accordance with the provisions of this Article and cash, as provided in Section 12.4, in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion. Such conversion shall be deemed to have been effected on the date (herein called the “Date of Conversion”) on which such notice shall have been received by the Issuer and such Security shall have been surrendered as aforesaid, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on the Date of Conversion the holder or holders of record of the shares represented thereby; provided, however, that any such surrender on any date when the stock transfer books of the Issuer shall be closed shall constitute the Person or Persons in whose name or names the certificate or certificates for such shares are to be issued as the recordholder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open but such conversion shall nevertheless be at the Conversion Rate in effect at the close of business on the date when such Security shall have been so surrendered with the conversion notice.

(c) In the case of conversion of a portion, but less than all, of a Security, the Issuer shall execute, and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Issuer, a Security or Securities in the aggregate Principal Amount of the unconverted portion of the Security surrendered. Except as otherwise expressly provided in this Indenture, no payment or adjustment shall be made for interest accrued on any Security (or portion thereof) converted or for dividends or distributions on any Common Stock issued upon conversion of any Security; provided, however, that in the case of any Securities which are converted after the close of business on a relevant record date and on or prior to the next succeeding interest payment date, installments of interest which are due and payable on such payment date shall be payable on such interest payment date notwithstanding such conversion (unless such Security shall have been called for repurchase on a Repurchase Date after the close of business on such record date and prior to the opening of business on such interest payment date) and such interest (whether or not punctually paid or duly provided for) shall be paid to the Holder of such Securities registered as such at the close of business on the relevant record date according to their terms. The Issuer’s delivery of cash and/or the fixed number of shares of Common Stock into which the Securities are convertible will be deemed to satisfy the Issuer’s obligation to pay the Principal Amount of the Securities and all accrued interest that has not previously been (or is not simultaneously being) paid. The Common Stock is treated as issued first in payment of accrued interest and then in payment of principal.

(d) The Issuer shall provide notice to all Holders and to the Trustee at least 15 Trading Days prior to the anticipated Effective Date of a Designated Event that is also a Fundamental Change. The Issuer must also provide notice to all Holders and to the Trustee upon the effectiveness of such Fundamental Change. Holders may surrender Securities for conversion and receive the Additional Shares pursuant to Section 12.1(c) at any time prior to the 30th day after the date of the Designated Event Notice; provided that any Holder that has delivered a Repurchase Notice pursuant to Section 13.2 may convert its Securities only upon the withdrawal of its Repurchase Notice.

Section 12.3 Payment Upon Conversion.

(a) Notwithstanding anything to the contrary in Section 12.2, the Issuer may choose to satisfy all or a portion of its obligations pursuant to Section 12.2 (the “Conversion Obligation”) in cash.

(b) If the Issuer receives notice of conversion on or prior to the day that is 23 Business Days prior to the Stated Maturity of a Security (the “Final Notice Date”), the following procedures will apply:

If the Issuer chooses to satisfy all or any portion of the Conversion Obligation in cash, the Issuer will notify the Holder through the Trustee of the dollar amount to be satisfied in cash (which must be expressed either as 100% of the Conversion Obligation or as a fixed dollar amount) at any time on or before the date that is five Trading Days following receipt of the notice of conversion (the “Cash Settlement Notice Period”). If the Issuer timely elects to satisfy all or any portion of the Conversion Obligation in cash, the conversion notice may be retracted by the Holder at any time during the two Trading Day period beginning on the day after the final day of the Cash Settlement Notice Period (the “Conversion Retraction Period”); no such retraction can be made (and a conversion notice shall be irrevocable) if the Issuer does not elect to satisfy all or any portion of the Conversion Obligation in cash (other than cash in lieu of fractional shares). If the conversion notice has not been retracted, then settlement (in cash and/or shares of Common Stock) will occur on the third Trading Day following the final day of the 20-Trading Day period beginning on the third Trading Day following the final day of the Conversion Retraction Period (the “Cash Settlement Averaging Period”). Settlement amounts will be computed as follows:

(i) If the Issuer elects to satisfy the entire Conversion Obligation in shares of Common Stock, the Issuer will deliver to Holders surrendering Securities for conversion a number of shares of Common Stock equal to (A) the aggregate Principal Amount of Securities to be converted divided by (B) 1,000 multiplied by (C) the Conversion Rate.

(ii) If the Issuer elects to satisfy the entire Conversion Obligation in cash, the Issuer will deliver to Holders surrendering Securities for conversion cash in an amount equal to the product of:

(A)	a number equal to (1) the aggregate Principal Amount of Securities to be converted divided by 1,000 multiplied by (2) the Conversion Rate and

(B)	the arithmetic average of the Volume Weighted Average Prices of the Common Stock for each Trading Day during the Cash Settlement Averaging Period.

(iii) If the Issuer elects to satisfy in cash a fixed portion of the Conversion Obligation other than the entire obligation, or a percentage of the Conversion Obligation other than 100%, the Issuer will deliver to Holders surrendering Securities for conversion such cash amount (“Cash Amount”) and a number of shares of Common Stock equal to the greater of:

(A)	zero and

(B)	the excess, if any of

(1)	the number of shares of Common Stock equal to (x) the aggregate Principal Amount of Securities to be converted divided by 1,000, multiplied by (y) the Conversion Rate, minus

(2)	the number of shares of Common Stock equal to the quotient of (x) the Cash Amount divided by (y) the arithmetic average of the Volume Weighted Average Prices of the Common Stock for each Trading Day during the Cash Settlement Averaging Period.

(c) If the Issuer receives notice of conversion after the Final Notice Date, the Issuer will not send individual notices of its election to satisfy all or any portion of the Conversion Obligation in cash. Instead, if the Issuer elects to satisfy all or any portion of the Conversion Obligation in cash, the Issuer will send a single notice to the Trustee of the dollar amount to be satisfied in cash (which must be expressed either as 100% of the Conversion Obligation or as a fixed dollar amount) at any time on or before the Final Notice Date. Settlement amounts will be computed and settlement dates will be determined in the same manner as set forth under Section 12.3(a) above except that the “Cash Settlement Averaging Period” shall be the twenty (20) consecutive Trading Days ending on the third Trading Day prior to the Stated Maturity. If the Issuer elects to satisfy all or any portion of the Conversion Obligation in respect of conversions made after the Final Notice Date in cash, Holders surrendering Securities for conversion may retract a Conversion Notice that was give after the Final Notice Date at any time prior to the close of business on the Business Day immediately preceding the Stated Maturity. Settlement (in cash and/or shares of Common Stock) will occur on the third Trading Day following the final day of such Cash Settlement Averaging Period.

(d) Notwithstanding anything to the contrary in this Indenture, at any time prior to Stated Maturity, the Issuer may irrevocably elect, in its sole discretion without the consent of the Holders, by notice to the Trustee and the Holders to satisfy in cash 100% of the Principal Amount of the Securities converted after the date of such election. After making such an election, the Issuer still may satisfy the remainder of the Conversion Obligation to the extent it exceeds the Principal Amount in cash or Common Stock or a combination of cash and Common Stock. The Issuer will provide notice of such election in the same manner as set forth above under either clause (a) or (b), whichever is applicable. Settlement amounts will be computed and settlement dates will be determined in the same manner as set forth above under clause (a) or (b), as applicable.

Section 12.4 Fractional Shares.

Except as provided below, the Issuer will not issue fractional shares of Common Stock upon conversion of Securities. In lieu thereof, the Issuer shall deliver cash equal to the closing price of the Common Stock on the Trading Day that is three Business Days prior to the Conversion Date. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of Securities, or the specified portions thereof to be converted, so surrendered.

Section 12.5 Adjustment of Conversion Rate.

The Conversion Rate shall be subject to adjustment from time to time as follows:

(a) In case the Issuer shall pay a dividend or make a distribution on Common Stock in shares of Common Stock, the Conversion Rate shall be increased by multiplying:

(1) the Conversion Rate in effect immediately prior to the date of payment of such dividend or distribution of such shares by

(2) a fraction, of which

(A) the numerator shall be (i) the sum of the number of shares of Common Stock outstanding immediately prior to such distribution, plus (ii) the number of shares of Common Stock constituting such distribution, and

(B) the denominator shall be the number of shares of Common Stock outstanding immediately prior to the such distribution.

An adjustment made pursuant to subsection (a) shall become effective immediately, except as provided in subsection (h) below, after the record date of such dividend or distribution.

(b) In case the Issuer shall (1) subdivide its outstanding shares of Common Stock into a greater number of shares or (2) combine its outstanding shares of Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior to such action shall be adjusted as provided below so that the Holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which such Holder would have been entitled to receive immediately following such action had such Security been converted immediately prior thereto, or (3) reclassify (other than reclassifications provided for under Section 12.6) its outstanding shares of Common Stock, the Conversion Rate shall be adjusted so that a Holder of any Security thereafter surrendered for conversion shall be entitled to received the securities which he would have been entitled to receive immediately following reclassification had such Security been converted immediately prior thereto. An adjustment made pursuant to subsection (b) shall become effective immediately, except as provided in subsection (h) below, after the effective date in the case of a subdivision, combination or reclassification.

(c) In case the Issuer shall issue to all holders of the Common Stock rights or warrants to all holders of Common Stock entitling such holders for a period expiring not more than 45 days after the record date therefor to subscribe for or purchase shares of Common Stock or securities convertible into shares of Common Stock at a price per share (or a conversion price per share) less than the Current Market Price per share (as determined pursuant to subsection (g) below) of the Common Stock on the record date mentioned below, the Conversion Rate shall be adjusted by multiplying:

(1) the Conversion Rate in effect immediately prior to the date of issuance of such rights, warrants or option by

(2) a fraction, of which

(A) the numerator shall be (i) the number of shares of Common Stock outstanding on the date of issuance of such rights, warrants or options, immediately prior to such issuance, plus (ii) the number of additional shares of Common Stock which are so offered for subscription or purchase, and of which

(B) the denominator shall be (i) the number of shares of Common Stock outstanding on the date of issuance of such rights, warrants or options immediately prior to such issuance, plus (ii) the number of shares of Common Stock which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at the Current Market Price (determined by multiplying such total number of shares by the exercise price of such rights, warrants or options and dividing the product so obtained by such Current Market Price).

Such adjustment shall become effective immediately, except as provided in subsection (i) below, after the record date for the determination of Holders entitled to receive such rights, warrants or options.

(d) If the Issuer or any Subsidiary pays holders of the outstanding shares of Common Stock in respect of a tender or exchange offer for the Issuer’s Common Stock consideration per share of Common Stock having a fair market value, as determined in good faith by the Board of Directors, whose determination shall be conclusive, in excess of the Closing Sale Price of the Common Stock as of the first Business Day (the “Measurement Date”) next succeeding the Expiration Time (as defined below), the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the effectiveness of the Conversion Rate adjustment contemplated by subsection (d) by a fraction, the numerator of which shall be the sum of (x) the fair market value of the aggregate consideration payable to stockholders (based on the acceptance of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (as defined below) up to the maximum specified in the tender or exchange offer) or, in the case of repurchase, for shares so purchased (the “Purchased Shares”) and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price on the Measurement Date, and the denominator of which shall be the product of the number of shares of Common Stock outstanding (including any Purchased Shares) at the Expiration Time multiplied by such Closing Sale Price of one share of Common Stock on the Measurement Date. Such reduction shall become effective immediately prior to the opening of business on the day following the Measurement Date.

For purposes of this subsection (d), the term “Expiration Time” shall mean the last Business Day tenders or exchanges may be made. To the extent such purchase pursuant to such tender or exchange offer described in this subsection (d) does not occur, the Conversion Rate shall be readjusted to eliminate any adjustment made to the Conversion Rate on account of such purchase pursuant to such repurchase. If the application of this subsection (d) to any tender offer or exchange offer would result in a decrease in the Conversion Rate, no adjustment shall be made for such repurchase under this subsection (d).

(e) In case the Issuer shall distribute to all holders of Common Stock shares of its Capital Stock, evidences of indebtedness, or assets, including cash or securities (including Equity Interests in the Issuer’s Subsidiaries), but excluding dividends or distributions referred to in subsection (a) above and rights and warrants referred to in subsection (c) above and dividends and distributions paid exclusively in cash referred to in subsection (f) below), then in each such case the Conversion Rate shall be increased by multiplying the Conversion Rate in effect immediately prior to the effectiveness of the Conversion Rate adjustment contemplated by subsection (e) by a fraction of which (1) the numerator shall be the Current Market Price per share of the Common Stock, and (2) the denominator shall be such Current Market Price per share of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value, and described in a Board Resolution filed with the Trustee) of the portion of the assets, evidences of indebtedness and equity securities so distributed or of such subscription rights, warrants or options applicable to one share of Common Stock.

For the purposes of this subsection (e), in the event of a distribution of shares of Capital Stock of or other similar Equity Interests in any Subsidiary or other business unit of the Issuer as a dividend on shares of Common Stock and such distributed shares of Capital Stock or other securities are publicly traded, the then fair market value of the shares of other securities so distributed shall be deemed to be the market value of such shares or other securities based on the average Closing Sale Prices of those securities for the 10 Trading Days commencing on and including the fifth Trading Day after the date on which ex-dividend trading commences for such distribution on the New York Stock Exchange, the The Nasdaq National Market or such other national or regional exchange or market on which the securities are then listed or quoted. Such adjustment shall become effective immediately, except as provided in subsection (h) below, after the record date for the determination of stockholders entitled to receive such distribution.

(f) In case the Issuer shall make a distribution consisting exclusively of cash to all holders of Common Stock, excluding any cash portion of distributions referred to subsection (e) above, or cash distributions upon an event described in Section 12.6, the Conversion Rate shall be increased by multiplying the Conversion Rate in effect immediately prior to the close of business on the record date for the determination of shareholders entitled to such distribution by a fraction of which the numerator shall be the Current Market Price of on such record date and the denominator shall be such Current Market Price less the amount of cash to be distributed per share of Common Stock, such increase to become effective immediately prior to the opening of business on the day following such record date.

(g) For the purpose of any computation under subsections (c) and (e) above, the “Current Market Price” per share of Common Stock on any date shall be deemed to be the average of the Closing Sale Prices of a share of Common Stock for the 10 consecutive Trading Days ending the earlier of the date of determination and the day before the “ex” date with respect to the issuance or distribution requiring such computation. For the purpose of any computation under subsection (d), the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the Closing Sale Prices of a share of Common Stock for the 10 consecutive Trading Days commencing on the date next succeeding such repurchase (or the last date on which tenders or exchanges may be made pursuant to a tender or exchange offer). For purposes of this paragraph, the term “ex” date, when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the principal national securities exchange on which the Common Stock is listed or admitted to trading (or if not so listed or admitted on the New York Stock Exchange or a similar organization if the New York Stock Exchange no longer reporting trading information) without the right to receive such issuance or distribution.

(h) In any case in which this Section shall require that an adjustment be made immediately following a record date, the Issuer may elect to defer the effectiveness of such adjustment (but in no event until a date later than the effective time of the event giving rise to such adjustment), in which case the Issuer shall, with respect to any Security converted after such record date and before such adjustment shall have become effective (i) defer making any cash payment pursuant to Section 12.4 or issuing to the Holder of such Security the number of shares of Common Stock and other capital stock of the Issuer issuable upon such conversion in excess of the number of shares of Common Stock and other capital stock of the Issuer issuable thereupon only on the basis of the Conversion Rate prior to adjustment, and (ii) not later than five Business Days after such adjustment shall have become effective, pay to such Holder the appropriate cash payment pursuant to Section 12.4 and issue to such Holder the additional shares of Common Stock and other capital stock of the Issuer issuable on such conversion.

(i) No adjustment in the Conversion Rate shall be required if Holders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction. In addition, no adjustment in the conversion price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Rate; provided that any adjustments which by reason of this subsection (i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest 1/10,000 of a share, as the case may be.

(j) Whenever the Conversion Rate is adjusted as herein provided, the Issuer shall promptly (i) file with the Trustee and each conversion agent an Officers’ Certificate setting forth the Conversion Rate after such adjustment and setting forth in reasonable detail the facts requiring such adjustment and the calculations on which the adjustment is based, which certificate shall be conclusive evidence of the correctness of such adjustment and which shall be made available by the Trustee to the Holders of Securities for inspection thereof, (ii) mail or cause to be mailed a notice of such adjustment, setting forth the adjusted Conversion Rate and the date on which such adjustment became or becomes effective, to each Holder of Securities at his address as the same appears on the registry books of the Issuer.

To the extent permitted by law, the Issuer from time to time may increase the Conversion Rate if the Board of Directors has made a determination that such increase would be in the best interests of the Issuer, which determination shall be conclusive. In such case, the Issuer shall give at least 15 days’ notice of the increase. In addition, at its option, the Issuer may make such increase in the Conversion Rate as the Board of Directors deems advisable to avoid or diminish any income tax to holders of Common Stock resulting from any distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

(k) To the extent that the Issuer’s existing rights plan or any amended or future rights plan adopted by the Issuer is in effect on a Conversion Date with respect to the Securities, Holders will receive, in addition to Common Stock, the rights provided for in such plan unless such rights have separated from the shares of Common Stock in accordance with the provisions of the applicable shareholder rights agreement so that the Holders of the Securities would not be entitled to receive any rights in respect of Common Stock issuable upon conversion of the Securities, in which case the Conversion Rate will be adjusted as if the Issuer distributed to all holders of Common Stock shares of the Issuer’s capital stock, evidences of indebtedness or assets (including securities but excluding rights or warrants to purchase Common Stock issued to all holders of Common Stock, Common Stock issued as a dividend or distribution on Common Stock and cash distributions), subject to readjustment upon the subsequent expiration, termination or redemption of the rights.

(l) The Issuer will advise the Trustee in writing when an adjustment made pursuant to this Section 12.5 is effective.

Section 12.6 Continuation of Conversion Privilege in Case of Reorganization, Change, Merger, Consolidation or Sale of Assets.

If any transaction shall occur, including without limitation (i) any reclassification of the shares of Common Stock of the Issuer (ii) any consolidation, merger or combination involving the Issuer, (iii) any sale or conveyance to another Person of all or substantially all of the assets of the Issuer, pursuant to any of which holders of Common Stock shall be entitled to receive stock, other securities, other property, assets or cash, then appropriate provision shall be made so that the Holder of each Security then Outstanding shall have the right thereafter to convert such Security only into the kind and amount of the securities, cash or other property that would have been receivable upon such reclassification, consolidation, merger, combination, sale or conveyance by a holder of the number of shares of Common Stock issuable upon conversion of such Security immediately prior to such recapitalization, reclassification, consolidation, merger, sale, transfer or share exchange, after giving effect to any adjustment in the Conversion Rate prior to transactions described in this Section 12.6. Any Additional Shares to which a Holder is entitled to receive upon conversion pursuant to Section 12.1(b), if applicable, shall not be payable in shares of Common Stock, but will represent a right to receive the aggregate amount of cash, securities or other property into which the Additional Shares would convert into as a result of such reclassification, consolidation, merger, combination, sale or conveyance. The company formed by such consolidation or resulting from such merger or that acquires such assets or that acquires the Issuer’s shares, as the case may be, shall make provisions in its certificate of incorporation or other constituent document to establish such right. Such certificate of incorporation or other constituent document shall provide for adjustments that, for events subsequent to the effective date of such certificate of incorporation or other constituent documents, shall be as nearly equivalent as may be practicable to the relevant adjustments provided for in Section 12.5 and in this Section.

Section 12.7 Notice of Certain Events.

In case:

(a) the Issuer shall declare a dividend (or any other distribution) payable to the holders of Common Stock (other than cash dividends and dividends payable in Common Stock); or

(b) the Issuer shall authorize the granting to the holders of Common Stock of rights, warrants or options to subscribe for or purchase any shares of stock of any class or of any other rights, warrants or options; or

(c) the Issuer shall authorize any reclassification or change of the Common Stock (other than a subdivision or combination of its outstanding shares of Common Stock or a change in par value, or from par value to no par value, or from no par value to par value), or any consolidation or merger to which the Issuer is a party and for which approval of any stock holders of the Issuer is required, or the sale or conveyance of all or substantially all the property or business of the Issuer; or

(d) there shall be proposed any voluntary or involuntary dissolution, liquidation or winding-up of the Issuer;

then, the Issuer shall cause to be filed with the Trustee, and, if other than the Corporate Trust Office of the Trustee, at the office or agency maintained for the purpose of conversion of the Securities as provided in Section 2.3, and shall cause to be mailed to each Holder of Securities, at his address as it shall appear on the registry books of the Issuer, as promptly as possible but in any event at least 20 days before the date hereinafter specified (or the earlier of the dates hereinafter specified, if more than one date is specified), a notice stating the date on which (1) a record is expected to be taken for the purpose of such dividend, distribution, rights, warrants or options, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (2) such reclassification, change, consolidation, merger, sale, transfer, conveyance, dissolution, liquidation or winding-up is expected to become effective and the date, if any is to be fixed, as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, sale, transfer, conveyance, dissolution, liquidation or winding-up.

Section 12.8 Taxes on Conversion.

The issuance and delivery of certificates for shares of Common Stock on conversion of Securities shall be made without charge to the converting Holder of Securities for such certificates or for any documentary, stamp or similar issue or transfer taxes payable to the United States of America or any political subdivision or taxing authority thereof in respect of the issuance or delivery of such certificates; provided, however, that the Issuer shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance of certificates for shares of Common Stock, and no such issue or delivery shall be made unless and until the Person requesting such issue or delivery has paid to the Issuer the amount of any such tax or has established, to the satisfaction of the Issuer, that such tax has been paid.

Section 12.9 Issuer to Provide Common Stock.

The Issuer covenants that it will reserve and keep available, free from preemptive rights, out of its authorized but unissued shares, solely for the purpose of issue upon conversion of Securities as herein provided, sufficient shares of Common Stock to provide for the conversion of the Securities from time to time as such Securities are presented for conversion.

If any shares of Common Stock to be reserved for the purpose of conversion of Securities hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be validly issued or delivered upon conversion, then the Issuer covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be; provided, however, that nothing in this Section shall be deemed to affect in any way the obligations of the Issuer to convert Securities into Common Stock as provided in this Article.

Before taking any action which would cause an adjustment increasing the Conversion Rate below the then par value, if any, of the Common Stock, the Issuer will take all corporate action which may, in the Opinion of Counsel, be necessary in order that the Issuer may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Conversion Rate.

The Issuer covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be duly authorized, validly issued and fully paid and non-assessable by the Issuer and free of preemptive rights and of any lien or adverse claim and that, if such Securities presented for conversion are not Restricted Securities and the Common Stock is then listed on any national securities exchange or quoted on The Nasdaq National Market, the shares of Common Stock which may be issued upon conversion of Securities will be similarly listed or quoted at the time of such issuance.

The Issuer covenants that, upon conversion of Securities as herein provided, there will be credited to Common Stock par capital from the consideration for which the shares of Common Stock issuable upon such conversion are issued an amount per share of Common Stock so issued as determined by the Board of Directors, which amount shall not be less than the amount required by law and by the Issuer’s certificate of incorporation, as amended, as in effect on the date of such conversion. For the purposes of this covenant the net proceeds received by the Issuer from the issuance and sale of the Securities converted, less any cash conversion, shall be deemed to be the amount of consideration for which the shares of Common Stock issuable upon such conversion are issued.

Section 12.10 Disclaimer of Responsibility for Certain Matters.

Neither the Trustee nor any Conversion Agent or agent of the Trustee shall at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the Officers’ Certificate referred to in Section 12.5(j), or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any Conversion Agent nor any agent of the Trustee shall be accountable with respect to the validity, registration, listing, or value (or the kind or amount) of any shares of Common Stock, or of any securities or cash or other property, which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor any agent of the Trustee nor any Conversion Agent makes any representation with respect thereto. Neither the Trustee nor any Conversion Agent nor any agent of the Trustee shall be responsible for any failure of the Issuer to make any cash payment or to issue, register the transfer of or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion or, subject to Sections 5.1 and 5.2, to comply with any of the covenants of the Issuer contained in this Article.

Section 12.11 Return of Funds Deposited for Repurchase of Converted Securities.

Any funds which at any time shall have been deposited by the Issuer or on its behalf with the Trustee or any other Paying Agent for the purpose of paying the principal of and interest on any of the Securities and which shall not be required for such purposes because of the conversion of such Securities, as provided in this Article, shall after such conversion, upon the written request of the Issuer, be repaid to the Issuer by the Trustee or such other Paying Agent.

Section 12.12 Restriction on Common Stock Issuable Upon Conversion.

(a) Shares of Common Stock to be issued upon conversion of the Securities prior to the effectiveness of a Shelf Registration Statement shall be physically delivered in certificated form to the Holders converting such Securities and the certificate representing such shares of Common Stock shall bear the following legend (the “Restricted Common Stock Legend”) unless removed in accordance with Section 12.12(c):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH GATEWAY, INC. (THE “COMPANY”) OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY

PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHTS OF THE COMPANY AND THE TRUSTEE PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES WHERE REGISTRATION OR TRANSFER OF THIS SECURITY IS REQUIRED, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED AFTER THE RESALE RESTRICTION TERMINATION DATE UPON THE REQUEST OF THE HOLDER AND THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATES AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY.

(b) If (i) shares of Common Stock to be issued upon conversion of a Security prior to the effectiveness of a Shelf Registration Statement are to be registered in a name other than that of the Holder of such Security or (ii) shares of Common Stock represented by a certificate bearing the Restricted Common Stock Legend are transferred subsequently by such Holder, then, unless the Shelf Registration Statement has become effective and such shares are being transferred pursuant to the Shelf Registration Statement, the Holder must deliver to the transfer agent for the Common Stock a certificate in substantially the form of Exhibit E as to compliance with the restrictions on transfer applicable to such shares of Common Stock, and neither the transfer agent nor the registrar for the Common Stock shall be required to register any transfer of such Common Stock not so accompanied by a properly completed certificate.

(c) Except for transfers in connection with a Shelf Registration Statement, if certificates representing shares of Common Stock are issued upon the registration of transfer, exchange or replacement of any other certificate representing shares of Common Stock bearing the Restricted Common Stock Legend, or if a request is made to remove such Restricted Common Stock Legend from certificates representing shares of Common Stock, the certificates so issued shall bear the Restricted Common Stock Legend, or the Restricted Common Stock Legend shall not be removed, as the case may be, unless there is delivered to the Issuer, the Conversion Agent and the Transfer Agent such satisfactory evidence, which, in the case of a transfer made pursuant to Rule 144 under the Securities Act, may include an opinion of counsel as may be reasonably required by the Issuer, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act or that such shares of Common Stock are securities that are not “restricted” within the meaning of Rule 144 under the Securities Act. Upon provision to the Issuer of such reasonably satisfactory evidence, the Issuer shall cause the transfer agent for the Common Stock to countersign and deliver certificates representing shares of Common Stock that do not bear the legend.

ARTICLE 13. REPURCHASE AT THE OPTION OF THE HOLDER

UPON A DESIGNATED EVENT

Section 13.1 Right to Require Repurchase.

(a) If a Designated Event (as defined below) occurs with respect to a Security prior to its Stated Maturity, a Holder will have the right, at its option, to require the Issuer to purchase all or a portion of the Principal Amount of Securities equal to $1,000 or a multiple thereof, that has not been previously purchased by the Issuer, at a price equal to the Principal Amount to be repurchased plus accrued and unpaid interest, to but not including the Repurchase Date (as defined below) (the “Repurchase Price”), before the date that is 30 days after the date of the Issuer’s Designated Event Notice (the “Repurchase Date”), subject to satisfaction by or on behalf of the Holder of the requirements set forth in Section 13.1(c).

(b) A “Designated Event” shall be deemed to have occurred upon a Fundamental Change or a Termination of Trading.

A “Fundamental Change” is any transaction or event (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise) in connection with which 90% or more of the Common Stock is exchanged for, converted into, acquired for or constitutes solely the right to receive, consideration which is not at least 90% common stock that:

(i) is listed on, or immediately after the transaction or event will be listed on, a United States national securities exchange, or

(ii) is approved, or immediately after the transaction or event will be approved, for quotation on the The Nasdaq National Market or any similar United States system of automated dissemination of quotations of securities prices.

A “Termination of Trading” will be deemed to have occurred if the Common Stock (or other common stock into which the Securities are then convertible) is neither listed for trading on a United States national securities exchange nor approved for trading on the The Nasdaq National Market.

(c) For purposes of this Section 13.1, (x) the conversion price is equal to $1,000 divided by the Conversion Rate, (y) whether a person is a “beneficial owner” shall be determined in accordance with Rule 13d-3 under the Exchange Act, and (z) “Person” includes any syndicate or group that would be deemed to be a “person” under Section 13(d)(3) of the Exchange Act.

(d) At least one Business Day before the Designated Event Notice Date (as defined below), unless a shorter period is acceptable to the Trustee, the Issuer shall deliver an Officers’ Certificate to the Trustee specifying:

(i) the manner of payment selected by the Issuer; and

(ii) the information required by Section 13.2(a).

(e) The Issuer will comply with the provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act to the extent then applicable in connection with the repurchase rights of the Holders of Securities in the event of a Fundamental Change or on any Repurchase Date. If then required by applicable rules, the Issuer will file a Schedule TO or any other schedule required in connection with any offer by the Issuer to repurchase Securities.

Section 13.2 Procedures for Repurchase at the Option of the Holders.

(a) No later than 10 days after the occurrence of a Designated Event, the Issuer shall mail a written notice (the “Designated Event Notice”) of the Designated Event (the date of such mailing, the “Designated Event Notice Date”) by first-class mail to the Trustee and to each Holder (and to beneficial owners as required by applicable law). The notice shall include a form of Repurchase Notice (as defined below) to be completed by the Holder and shall state:

(i) briefly, the nature of the Designated Event and the date of such Designated Event and the repurchase right arising as a result of the Designated Event;

(ii) the date by which the Repurchase Notice pursuant to this Section 13.1 must be given;

(iii) the Repurchase Date;

(iv) the Repurchase Price;

(v) the name and address of the Paying Agent and the Conversion Agent;

(vi) the then existing Conversion Rate and any adjustments thereto;

(vii) that the Securities must be surrendered to the Paying Agent together with a Repurchase Notice to collect payment;

(viii) that the Repurchase Price for any Securities as to which a Repurchase Notice has been duly given will be paid promptly following the later of the Repurchase Date and the time of surrender of such Security as described in (vii);

(ix) that Securities as to which a Repurchase Notice has been delivered by the Holder may be converted only if the Repurchase Notice is withdrawn by the Holder in accordance with the terms of this Indenture;

(x) that the Holder shall have the right to withdraw any Securities surrendered prior to the close of business on the Business Day prior to the Repurchase Date;

(xi) briefly, the procedures the Holder must follow to exercise rights under this Section 13.1 and the procedures for withdrawing such exercise of rights;

(xii) briefly, the conversion rights, if any, of the Securities;

(xiii) whether the Issuer is able to repurchase the Securities for cash and, if it is not able to repurchase the Securities for cash, whether it expects to be able to deliver Freely Tradable Stock upon the exercise of a Holder’s repurchase right and, if it states that it expects to be able to deliver Freely Tradable Stock, that Holders that surrender their Securities for repurchase for stock will be permitted to withdraw their surrendered Securities if the Issuer is unable to deliver Freely Tradable Stock at the Repurchase Date;

(xiv) that, unless the Issuer defaults in making payment of such Repurchase Price, interest, if any, on Securities surrendered for purchase by the Issuer will cease to accrue on and after the Repurchase Date and the only remaining right of the Holders of such Securities is to receive payment of the Repurchase Price upon surrender to the Paying Agent of the Securities purchased; and

(xv) the CUSIP number(s) of the Securities.

(b) A Holder may exercise its rights specified in Section 13.1 upon delivery of an written notice of purchase in substantially the form set forth on Exhibit D (a “Repurchase Notice”) to the Paying Agent at any time on or prior to the Repurchase Date, stating:

(i) the certificate number, if applicable, of the Security which the Holder will deliver to be purchased or the appropriate Depositary procedure if certificated Securities have not been issued;

(ii) the portion of the Principal Amount of the Security which the Holder will deliver to be purchased, which portion must be $1,000 or a multiple thereof; and

(iii) that such Security shall be purchased pursuant to the terms and conditions specified in this Article of the Indenture and the Securities.

If certificated, the delivery of such Security to the Paying Agent with the Repurchase Notice (together with all necessary endorsements) at the offices of the Paying Agent shall be a condition to the receipt by the Holder of the Repurchase Price therefor and if not certificated, the book-entry transfer of such Security shall be a condition to the receipt by the Holder of the Repurchase Price therefor; provided, however, that such Repurchase Price shall be so paid pursuant to this Article Thirteen only if the Security so delivered to the Paying Agent shall conform in all material respects to the description thereof set forth in the related Repurchase Notice. Holders will receive payment of the Repurchase Price promptly following the later of the Repurchase Date or the time of book-entry transfer or the delivery of the Securities. If the Paying Agent holds money or securities sufficient to pay the Repurchase Price of the Securities on the Business Day following the Repurchase Date, then the Securities will cease to be outstanding and interest, if any, will cease to accrue (whether or not book-entry transfer of the Securities is made or whether or not the Securities are delivered to the Paying Agent); and all other rights of the Holder will terminate (other than the right to receive the Repurchase Price upon delivery or transfer of the Securities).

(c) A Holder may withdraw any Repurchase Notice by delivering a written notice of withdrawal to the Paying Agent prior to the close of business on the Business Day prior to the Repurchase Date. The withdrawal notice must state:

(i) the Principal Amount of the withdrawn Securities;

(ii) if certificated Securities have been issued, the certificate numbers of the withdrawn Securities (or, if the Securities are not certificated, the withdrawal notice must comply with appropriate DTC procedures; and

(iii) the Principal Amount, if any, which remains subject to the Repurchase Notice.

(d) The Issuer shall purchase from the Holder thereof, pursuant to this Article Thirteen, a portion of a Security if the Principal Amount of such portion is $1,000 or a multiple of $1,000. Provisions of this Article Thirteen that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

(e) Any purchase by the Issuer contemplated pursuant to the provisions of this Article Thirteen shall be consummated by the delivery of the consideration to be received by the Holder on the Repurchase Date.

(f) If the Repurchase Date falls after a record date and on or prior to the corresponding related interest payment date, the Issuer shall pay interest to the Holder of record on the relevant record date.

(g) If a Designated Event that is a Fundamental Change occurs at a time when the Issuer is prohibited from repurchasing Securities for cash, the Issuer shall offer to Holders to pay the Repurchase Price in shares of Common Stock (or other common stock into which the Securities are then convertible). The number of shares of Common Stock a Holder will receive upon exercise of such option will equal the Repurchase Price divided by 95% of the average of the Closing Sale Prices of the Common Stock for the five Trading Days immediately preceding the second Business Day immediately preceding the Repurchase Date. The Issuer shall use its reasonable efforts to ensure that all such shares of common stock, when delivered to Holders, are Freely Tradable Stock. If the Issuer has stated in the Designated Event Notice that it expects to be able to deliver Freely Tradable Stock, Holders that tender their Securities for repurchase for stock will be permitted to withdraw their tendered Securities if the Issuer is unable to deliver Freely Tradable Stock at the Repurchase Date.

IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Indenture on behalf of the respective parties hereto as of the date first above written.

GATEWAY, INC.

By:	/s/ Roderick M. Sherwood III
Name:	Roderick M. Sherwood III
Title:	Senior Vice President and Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Lori-Anne Rosenberg
Name:	Lori-Anne Rosenberg
Title:	Vice President

EXHIBIT A

[FORM OF FACE OF NOTES DUE 2009]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH GATEWAY, INC. (THE “COMPANY”) OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHTS OF THE COMPANY AND THE TRUSTEE PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES WHERE REGISTRATION OR TRANSFER OF THIS SECURITY IS REQUIRED, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED AFTER THE RESALE RESTRICTION TERMINATION DATE UPON THE REQUEST OF THE HOLDER AND THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATES AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY.

No. 1	$

Gateway, Inc.

1.50% Senior Convertible Notes Due 2009

Gateway, Inc. (the “Issuer”), for value received hereby promises to pay to                      or registered assigns the principal sum of                      Dollars (which Principal Amount may from time to time be increased or decreased to such other Principal Amounts (which, taken together with the Principal Amounts of all other Outstanding Notes Due 2009, shall not exceed $150,000,000 in the aggregate at any time) by adjustments made on the records of the Trustee hereinafter referred to in accordance with the Indenture) at the Issuer’s office or agency for said purpose in the Borough of Manhattan, The City of New York, on December 31, 2009, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on June 30 and December 31 of each year and at maturity, beginning on June 30, 2005, on said principal sum in like coin or currency at the rate per annum set forth above. Interest shall accrue from December 21, 2004, or from the most recent date to which interest has been paid or duly provided for on the Securities to but not including such interest payment date. The interest so payable on any June 30 or December 31 will, except as otherwise provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security is registered at the close of business on the June 15 or December 15, as the case may be, preceding such June 30 or December 31, whether or not such day is a Business Day; provided that interest may be paid, at the option of the Issuer, by wire transfer in same-day funds or by mailing a check therefor payable to the registered Holder entitled thereto at his last address as it appears on the Security register.

Reference is made to the further provisions set forth on the reverse hereof, including without limitation provisions giving the Holder hereof the right to convert this Security into Common Stock of the Issuer on the terms and subject to the conditions and limitations referred to on the reverse hereof, as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Security shall not be valid or obligatory until the certificate of authentication hereon shall have been duly signed by the Trustee acting under the Indenture.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: December     , 2004

GATEWAY, INC.

By:
Name:	Roderick M. Sherwood III
Title:	Senior Vice President and Chief Financial Officer

Attest:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

U.S. National Bank Association, as Trustee certifies that this is one of the Securities referred to in the within-mentioned Indenture.

U.S. NATIONAL BANK ASSOCIATION, as Trustee

By:
Authorized Signatory

Dated: December     , 2004

[FORM OF REVERSE OF SECURITY]

Gateway, Inc.

1.50% Senior Convertible Notes Due 2009

1. This Security is one of a duly authorized issue of debt securities of the Issuer, limited to up to the aggregate Principal Amount of $150,000,000, issued or to be issued as Notes Due 2009 pursuant to an indenture dated as of December 21, 2004 (the “Indenture”), duly executed and delivered by the Issuer to U.S. Bank National Association, as Trustee (the “Trustee”). Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders (the word “Holders” or “Holder” meaning the registered Holders or registered Holder) of the Securities. Terms used but not otherwise defined herein shall have the meanings assigned thereto in the Indenture.

2. In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all the Securities and interest accrued thereon may be declared due and payable, in the manner and with the effect, and subject to the conditions, provided in the Indenture. The Indenture provides that in certain events a declaration of default, a default, or the consequences of either of them may be waived by the Holders of a majority in aggregate Principal Amount of the Securities then outstanding except a default in the payment of principal, Repurchase Price of or premium, if any, interest, or additional interest, if any, on any of the Securities or in respect of the conversion of any of the Securities. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Security which may be issued in exchange or substitution hereof, whether or not any notation thereof is made upon this Security or such other Securities. If the Outstanding Securities are declared immediately due and payable as a result of an Event of Default (other than an Event of Default arising from bankruptcy, insolvency or reorganization, as provided in the Indenture) at a time when the Issuer is prohibited from repurchasing Securities, the Issuer shall, if so requested by any Holder, pay the principal, premium, if any, and additional interest, if any, on such Holder’s Outstanding Securities in shares of Common Stock. The number of shares of Common Stock a Holder will receive shall equal the sum of the principal, premium, if any, and additional interest, if any, divided by 95% of the average of the Closing Sale Prices of the Common Stock for the five Trading Days immediately preceding the second Business Day immediately preceding the payment date. The Issuer shall notify Holders within 10 days of an acceleration of the Securities as a result of an Event of Default as to whether the Issuer expects to be able to repay the Securities for cash and if not, whether the Issuer expects to be able to deliver Freely Tradable Stock upon the exercise by a Holder of its right to receive as payment shares of Common Stock. If the Issuer notifies Holders that it is unable to satisfy its payment obligations in cash, Holders shall have 30 days after receipt of such notice to tender their Securities for payment in Common Stock. The Issuer shall use its reasonable efforts to deliver Freely Tradable Stock to Holders in such an event and to deliver such shares of stock no less than seven Trading

Days after and no more than 30 Trading Days after such the request by the Holder. If the Issuer has stated in the notice described above that it expects to be able to deliver Freely Tradable Stock, each Holder that requested that the Issuer pay the principal, premium, if any, and additional interest, if any, on such Holder’s Outstanding Securities in shares of Common Stock shall be permitted to withdraw its request if the Issuer is unable to deliver Freely Tradable Stock to such Holder on the payment date.

3. The Indenture permits the Issuer and the Trustee, without the consent of any of the Holders under the circumstances described in Section 7.1 of the Indenture, and with the consent of the Holders of not less than a majority in aggregate Principal Amount of the Securities at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities; provided that no such supplemental indenture shall (a) extend the Stated Maturity of any Security, or reduce the rate or extend the time for payment of interest thereon, or reduce the Principal Amount thereof, or reduce any amount payable on repurchase thereof, or impair the right of any Holder to institute suit for the payment thereof, or make the of principal thereof or interest thereon payable in any coin or currency other than that provided herein, or affect the obligation of the Issuer to repurchase any Security upon the happening of a Designated Event in a manner adverse to the Holders of Securities, or impair the right to convert the Securities into Common Stock subject to the terms set forth in the Indenture, including Section 12.6 thereof, or reduce the number of shares of Common Stock, the amount of cash or the amount of other property receivable upon conversion, in each case, without the consent of the Holder of each Security so affected, or modify any of the provisions of Section 7.2 or Section 4.9 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Security so affected, or change any obligation of the Issuer to maintain an office or agency in the places and for the purposes set forth in Section 2.3 of the Indenture, or reduce the voting requirements set forth in the Indenture or (b) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of all Securities then Outstanding.

4. Subject to the provisions of the Indenture, including the right of the Issuer to satisfy its obligation with respect to any demand for conversion by delivering Common Stock, cash or a combination of cash and Common Stock, the Holder of this Security has the right, at his option, at any time until and including, but not after the close of business on, the last Trading Day prior to December 31, 2009 (except that, in case this Security or a portion hereof shall be called for repurchase and the Issuer shall not thereafter default in making due provision for the payment of the repurchase price, such right shall terminate with respect to this Security or such portion hereof at the close of business on the Business Day prior to the date fixed for repurchase), to convert the Principal Amount of this Security, or any portion thereof which is $1,000 or a multiple of $1,000, into fully paid and non-assessable shares of Common Stock of the Issuer, as said shares shall be constituted at the date of conversion, at the conversion rate of 115.8749 shares of Common Stock per $1,000 Principal Amount of Securities (the “Conversion Rate”) or at the adjusted Conversion Rate in effect at the date of conversion if an adjustment has been made, determined as provided in the Indenture (including any Additional Shares), upon surrender of this Security to the Conversion Agent at the office or agency of the Conversion

Agent maintained for that purpose in the Borough of Manhattan, The City of New York, together with a fully executed notice substantially in the form set forth at the foot hereof that the Holder elects so to convert this Security (or any portion hereof which is a multiple of $1,000 Principal Amount) and, if this Security is surrendered for conversion during the period between the close of business on June 15 or December 15 in any year and the opening of business on the following June 30 or December 31 and has not been called for repurchase on a repurchase date within such period (or on such June 30 or December 31), accompanied by payment of an amount equal to the interest payable on such June 30 or December 31 on the Principal Amount of the Security being surrendered for conversion. Except as provided in the preceding sentence or as otherwise expressly provided in the Indenture, no payment or adjustment shall be made on account of interest accrued on this Security (or portion thereof) so converted or on account of any dividend or distribution on any such Common Stock issued upon conversion, but the Holder of record of this Security on June 15 or December 15 shall be entitled to receive interest on such Security on the succeeding June 30 or December 31 notwithstanding the conversion of such Security prior to such June 30 or December 31. If so required by the Issuer or the Trustee, this Security, upon surrender for conversion as aforesaid, shall be duly endorsed by, or be accompanied by instruments of transfer, in form satisfactory to the Issuer, duly executed by, the Holder or by his duly authorized attorney. The conversion price from time to time in effect is subject to adjustment as provided in the Indenture. No fractions of shares will be issued on conversion. An adjustment in cash will be made for any fractional interest in accordance with and as provided in the Indenture.

5. Under the terms of the Indenture, the Issuer may elect to satisfy all of its Conversion Obligation in cash. If the Issuer receives notice of conversion on or prior to the day that is 23 Business Days prior to the Stated Maturity of a Security, the following procedures will apply:

(a) If the Issuer chooses to satisfy all or any portion of the Conversion Obligation in cash, the Issuer will notify the Holder through the Trustee of the dollar amount to be satisfied in cash (which must be expressed either as 100% of the Conversion Obligation or as a fixed dollar amount) at any time on or before the end of the Cash Settlement Notice Period. If the Issuer timely elects to satisfy all or any portion of the Conversion Obligation in cash, the conversion notice may be retracted by the Holder at any time during the two Trading Day period beginning on the day after the final day of the Cash Settlement Notice Period (the “Conversion Retraction Period”); no such retraction can be made (and a conversion notice shall be irrevocable) if the Issuer does not elect to satisfy all or any portion of the Conversion Obligation in cash (other than cash in lieu of fractional shares). If the conversion notice has not been retracted, then settlement (in cash and/or shares of Common Stock) will occur on the third Trading Day following the final day of the 20-Trading Day period beginning on the third Trading Day following the final day of the Conversion Retraction Period (the “Cash Settlement Averaging Period”). Settlement amounts will be computed as follows:

(i) If the Issuer elects to satisfy the entire Conversion Obligation in shares of Common Stock, the Issuer will deliver to Holders surrendering Securities for conversion a number of shares of Common Stock equal to (A) the aggregate Principal Amount of Securities to be converted divided by (B) 1,000 multiplied by (C) the Conversion Rate.

(ii) If the Issuer elects to satisfy the entire Conversion Obligation in cash, the Issuer will deliver to Holders surrendering Securities for conversion cash in an amount equal to the product of:

(A)	a number equal to (1) the aggregate Principal Amount of Securities to be converted divided by 1,000 multiplied by (2) the Conversion Rate and

(B)	the arithmetic average of the Volume Weighted Average Prices of the Common Stock for each Trading Day during the Cash Settlement Averaging Period.

(iii) If the Issuer elects to satisfy in cash a fixed portion of the Conversion Obligation other than the entire obligation, or a percentage of the Conversion Obligation other than 100%, the Issuer will deliver to Holders surrendering Securities for conversion such cash amount (“Cash Amount”) and a number of shares of Common Stock equal to the greater of:

(A)	zero and

(B)	the excess, if any of

(1)	the number of shares of Common Stock equal to (x) the aggregate Principal Amount of Securities to be converted divided by 1,000, multiplied by (y) the Conversion Rate, minus

(2)	the number of shares of Common Stock equal to the quotient of (x) the Cash Amount divided by (y) the arithmetic average of the Volume Weighted Average Prices of the Common Stock for each Trading Day during the Cash Settlement Averaging Period.

(b) If the Issuer receives notice of conversion after the Final Notice Date, the Issuer will not send individual notices of its election to satisfy all or any portion of the Conversion Obligation in cash. Instead, if the Issuer elects to satisfy all or any portion of the Conversion Obligation in cash, the Issuer will send a single notice to the Trustee of the dollar amount to be satisfied in cash (which must be expressed either as 100% of the Conversion Obligation or as a fixed dollar amount) at any time on or before the Final Notice Date. Settlement amounts will be computed and settlement dates will be determined in the same manner as set forth under Section 12.3(a) above except that the “Cash Settlement Averaging Period” shall be the twenty (20) consecutive Trading Days ending on the third Trading Day prior to the Stated Maturity. If the Issuer elects to satisfy all or any portion of the Conversion Obligation in respect of conversions made after the Final Notice Date in cash, Holders surrendering Securities for conversion may retract a Conversion Notice that was give after the Final Notice Date at any time prior to the close of business on the Business Day immediately preceding the Stated Maturity. Settlement (in cash and/or shares of Common Stock) will occur on the third Trading Day following the final day of such Cash Settlement Averaging Period.

(c) Notwithstanding anything to the contrary in the Indenture, at any time prior to Stated Maturity, the Issuer may irrevocably elect, in its sole discretion without the consent of the Holders, by notice to the Trustee and the Holders to satisfy in cash 100% of the Principal Amount of the Securities converted after the date of such election. After making such an election, the Issuer still may satisfy the remainder of the Conversion Obligation to the extent it exceeds the Principal Amount in cash or Common Stock or a combination of cash and Common Stock. The Issuer will provide notice of such election in the same manner as set forth above under either clause (a) or (b), whichever is applicable. Settlement amounts will be computed and settlement dates will be determined in the same manner as set forth above under clause (a) or (b), as applicable.

6. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and premium, if any, interest and additional interest, if any, on this Security at the place, times, and rate, and in the currency, herein prescribed.

7. The Securities are issuable only as registered Securities without coupons in denominations of $1,000 and any multiple of $1,000.

8. In the manner and subject to the limitations provided in the Indenture, this Security may be exchanged for a like aggregate Principal Amount of Securities of other authorized denominations.

9. Upon due presentment for registration of transfer of this Security at the above-mentioned office or agency of the Issuer, a new Security or Securities of authorized denominations, for a like aggregate Principal Amount, will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

10. The Securities do not have the benefit of any sinking fund obligations.

11. If at any time there shall occur any Designated Event that is also a Fundamental Change (as defined in the Indenture) with respect to the Issuer, each Holder of Securities shall, except as otherwise provided in the Indenture, have the right, at such Holder’s option but subject to the conditions set forth in the Indenture, to require the Issuer to repurchase on the Repurchase Date as defined in the Indenture all or any part of such Holder’s Securities that is $1,000 or a multiple thereof at a Repurchase Price equal to the Principal Amount thereof, and accrued and unpaid interest, if any, up to but excluding the Repurchase Date.

12. If a Designated Event that is a Fundamental Change occurs at a time when the Issuer is prohibited from repurchasing Securities for cash, the Issuer shall offer to Holders to pay the Repurchase Price in shares of Common Stock (or other common stock into which the Securities are then convertible). The number of shares of Common Stock a Holder will receive upon exercise of such option will equal the Repurchase Price divided by 95% of the average of the Closing Sale Prices of the Common Stock for the five Trading Days immediately preceding the second Business Day immediately preceding the Repurchase Date. The Issuer shall use its reasonable efforts to ensure that all such shares of common stock, when delivered to Holders, are Freely Tradable Stock. If the Issuer has stated in the Designated Event Notice that it expects to be able to deliver Freely Tradable Stock, Holders that tender their Securities for repurchase for stock will be permitted to withdraw their tendered Securities if the Issuer is unable to deliver Freely Tradable Stock at the Repurchase Date.

13. Subject to payment by the Issuer of a sum sufficient to pay the amount due on repurchase, interest on this Security (or portion hereof if this Security is repurchased in part) shall cease to accrue on the date duly fixed for repurchase of this Security (or portion hereof if this Security is repurchased in part).

14. The Holder of this Security and the Common Stock issuable on the conversion hereof is entitled to the benefits of a Registration Rights Agreement executed by the Issuer. Whenever in this Security there is a reference to the payment of interest on, or in respect of, a Security, such mention shall be deemed to include mention of the payment of liquidated damages to the extent payable as contemplated in such Registration Rights Agreement.

15. The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Issuer or the Trustee or any authorized agent of the Issuer or the Trustee), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and, subject to the provisions on the face hereof, interest hereon and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

16. No recourse shall be had for the payment of the principal of or premium, if any, or the interest on this Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any partner or member of the Issuer or of any successor, either directly or through the Issuer or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance thereof and as part of the consideration for the issue hereof, expressly waived and released.

17. The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

EXHIBIT B

[FORM OF FACE OF NOTES DUE 2011]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH GATEWAY, INC. (THE “COMPANY”) OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHTS OF THE COMPANY AND THE TRUSTEE PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES WHERE REGISTRATION OR TRANSFER OF THIS SECURITY IS REQUIRED, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED AFTER THE RESALE RESTRICTION TERMINATION DATE UPON THE REQUEST OF THE HOLDER AND THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATES AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY.

No. 1	$

Gateway, Inc.

2.00% Senior Convertible Notes Due 2011

Gateway, Inc. (the “Issuer”), for value received hereby promises to pay to                      or registered assigns the principal sum of                      Dollars (which Principal Amount may from time to time be increased or decreased to such other Principal Amounts (which, taken together with the Principal Amounts of all other Outstanding Notes Due 2011, shall not exceed $150,000,000 in the aggregate at any time) by adjustments made on the records of the Trustee hereinafter referred to in accordance with the Indenture) at the Issuer’s office or agency for said purpose in the Borough of Manhattan, The City of New York, on December 31, 2011, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on June 30 and December 31 of each year and at maturity, beginning on June 30, 2005, on said principal sum in like coin or currency at the rate per annum set forth above. Interest shall accrue from December 21, 2004, or from the most recent date to which interest has been paid or duly provided for on the Securities to but not including such interest payment date. The interest so payable on any June 30 or December 31 will, except as otherwise provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security is registered at the close of business on the June 15 or December 15, as the case may be, preceding such June 30 or December 31, whether or not such day is a Business Day; provided that interest may be paid, at the option of the Issuer, by wire transfer in same-day funds or by mailing a check therefor payable to the registered Holder entitled thereto at his last address as it appears on the Security register.

Reference is made to the further provisions set forth on the reverse hereof, including without limitation provisions giving the Holder hereof the right to convert this Security into Common Stock of the Issuer on the terms and subject to the conditions and limitations referred to on the reverse hereof, as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Security shall not be valid or obligatory until the certificate of authentication hereon shall have been duly signed by the Trustee acting under the Indenture.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: December     , 2004

GATEWAY, INC.

By:
Name:	Roderick M. Sherwood III
Title:	Senior Vice President and Chief Financial Officer

Attest:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

U.S. National Bank Association, as Trustee certifies that this is one of the Securities referred to in the within-mentioned Indenture.

U.S. NATIONAL BANK ASSOCIATION, as Trustee

By:
Authorized Signatory

Dated: December     , 2004

[FORM OF REVERSE OF SECURITY]

Gateway, Inc.

2.00% Senior Convertible Notes Due 2011

1. This Security is one of a duly authorized issue of debt securities of the Issuer, limited to up to the aggregate Principal Amount of $150,000,000, issued or to be issued as Notes Due 2011 pursuant to an indenture dated as of December 21, 2004 (the “Indenture”), duly executed and delivered by the Issuer to U.S. Bank National Association, as Trustee (the “Trustee”). Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders (the word “Holders” or “Holder” meaning the registered Holders or registered Holder) of the Securities. Terms used but not otherwise defined herein shall have the meanings assigned thereto in the Indenture.

2. In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all the Securities and interest accrued thereon may be declared due and payable, in the manner and with the effect, and subject to the conditions, provided in the Indenture. The Indenture provides that in certain events a declaration of default, a default, or the consequences of either of them may be waived by the Holders of a majority in aggregate Principal Amount of the Securities then outstanding except a default in the payment of principal, Repurchase Price of or premium, if any, interest, or additional interest, if any, on any of the Securities or in respect of the conversion of any of the Securities. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Security which may be issued in exchange or substitution hereof, whether or not any notation thereof is made upon this Security or such other Securities. If the Outstanding Securities are declared immediately due and payable as a result of an Event of Default (other than an Event of Default arising from bankruptcy, insolvency or reorganization, as provided in the Indenture) at a time when the Issuer is prohibited from repurchasing Securities, the Issuer shall, if so requested by any Holder, pay the principal, premium, if any, and additional interest, if any, on such Holder’s Outstanding Securities in shares of Common Stock. The number of shares of Common Stock a Holder will receive shall equal the sum of the principal, premium, if any, and additional interest, if any, divided by 95% of the average of the Closing Sale Prices of the Common Stock for the five Trading Days immediately preceding the second Business Day immediately preceding the payment date. The Issuer shall notify Holders within 10 days of an acceleration of the Securities as a result of an Event of Default as to whether the Issuer expects to be able to repay the Securities for cash and if not, whether the Issuer expects to be able to deliver Freely Tradable Stock upon the exercise by a Holder of its right to receive as payment shares of Common Stock. If the Issuer notifies Holders that it is unable to satisfy its payment obligations in cash, Holders shall have 30 days after receipt of such notice to tender their Securities for payment in Common Stock. The Issuer shall use its reasonable efforts to deliver Freely Tradable Stock to Holders in such an event and to deliver such shares of stock no less than seven Trading Days after and no more than 30 Trading Days after such the request by the Holder. If the Issuer has stated in the notice described above that it expects to be able to deliver Freely Tradable Stock, each Holder that requested that the Issuer pay the principal, premium, if any, and additional interest, if any, on such Holder’s Outstanding Securities in shares of Common Stock shall be permitted to withdraw its request if the Issuer is unable to deliver Freely Tradable Stock to such Holder on the payment date.

3. The Indenture permits the Issuer and the Trustee, without the consent of any of the Holders under the circumstances described in Section 7.1 of the Indenture, and with the consent of the Holders of not less than a majority in aggregate Principal Amount of the Securities at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities; provided that no such supplemental indenture shall (a) extend the Stated Maturity of any Security, or reduce the rate or extend the time for payment of interest thereon, or reduce the Principal Amount thereof, or reduce any amount payable on repurchase thereof, or impair the right of any Holder to institute suit for the payment thereof, or make the of principal thereof or interest thereon payable in any coin or currency other than that provided herein, or affect the obligation of the Issuer to repurchase any Security upon the happening of a Designated Event in a manner adverse to the Holders of Securities, or impair the right to convert the Securities into Common Stock subject to the terms set forth in the Indenture, including Section 12.6 thereof, or reduce the number of shares of Common Stock, the amount of cash or the amount of other property receivable upon conversion, in each case, without the consent of the Holder of each Security so affected, or modify any of the provisions of Section 7.2 or Section 4.9 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Security so affected, or change any obligation of the Issuer to maintain an office or agency in the places and for the purposes set forth in Section 2.3 of the Indenture, or reduce the voting requirements set forth in the Indenture or (b) reduce the aforesaid percentage of Securities the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of all Securities then Outstanding.

4. Subject to the provisions of the Indenture, including the right of the Issuer to satisfy its obligation with respect to any demand for conversion by delivering Common Stock, cash or a combination of cash and Common Stock, the Holder of this Security has the right, at his option, at any time until and including, but not after the close of business on, the last Trading Day prior to December 31, 2011 (except that, in case this Security or a portion hereof shall be called for repurchase and the Issuer shall not thereafter default in making due provision for the payment of the repurchase price, such right shall terminate with respect to this Security or such portion hereof at the close of business on the Business Day prior to the date fixed for repurchase), to convert the Principal Amount of this Security, or any portion thereof which is $1,000 or a multiple of $1,000, into fully paid and non-assessable shares of Common Stock of the Issuer, as said shares shall be constituted at the date of conversion, at the conversion rate of 115.8749 shares of Common Stock per $1,000 Principal Amount of Securities (the “Conversion Rate”) or at the adjusted Conversion Rate in effect at the date of conversion if an adjustment has been made, determined as provided in the Indenture (including any Additional Shares), upon surrender of this Security to the Conversion Agent at the office or agency of the Conversion Agent maintained for that purpose in the Borough of Manhattan, The City of New York, together with a fully executed notice substantially in the form set forth at the foot hereof that the Holder elects so to convert this Security (or any portion hereof which is a multiple of $1,000 Principal Amount) and, if this Security is surrendered for conversion during the period between the close of business on June 15 or December 15 in any year and the opening of business on the following June 30 or December 31 and has not been called for repurchase on a repurchase date within such period (or on such June 30 or December 31), accompanied by payment of an amount equal to the interest payable on such June 30 or December 31 on the Principal Amount of the Security being surrendered for conversion. Except as provided in the preceding sentence or as otherwise expressly provided in the Indenture, no payment or adjustment shall be made on account of interest accrued on this Security (or portion thereof) so converted or on account of any dividend or distribution on any such Common Stock issued upon conversion, but the Holder of record of this Security on June 15 or December 15 shall be entitled to receive interest on such Security on the succeeding June 30 or December 31 notwithstanding the conversion of such Security prior to such June 30 or December 31. If so required by the Issuer or the Trustee, this Security, upon surrender for conversion as aforesaid, shall be duly endorsed by, or be accompanied by instruments of transfer, in form satisfactory to the Issuer, duly executed by, the Holder or by his duly authorized attorney. The conversion price from time to time in effect is subject to adjustment as provided in the Indenture. No fractions of shares will be issued on conversion. An adjustment in cash will be made for any fractional interest in accordance with and as provided in the Indenture.

5. Under the terms of the Indenture, the Issuer may elect to satisfy all of its Conversion Obligation in cash. If the Issuer receives notice of conversion on or prior to the day that is 23 Business Days prior to the Stated Maturity of a Security, the following procedures will apply:

(a) If the Issuer chooses to satisfy all or any portion of the Conversion Obligation in cash, the Issuer will notify the Holder through the Trustee of the dollar amount to be satisfied in cash (which must be expressed either as 100% of the Conversion Obligation or as a fixed dollar amount) at any time on or before the end of the Cash Settlement Notice Period. If the Issuer timely elects to satisfy all or any portion of the Conversion Obligation in cash, the conversion notice may be retracted by the Holder at any time during the two Trading Day period beginning on the day after the final day of the Cash Settlement Notice Period (the “Conversion Retraction Period”); no such retraction can be made (and a conversion notice shall be irrevocable) if the Issuer does not elect to satisfy all or any portion of the Conversion Obligation in cash (other than cash in lieu of fractional shares). If the conversion notice has not been retracted, then settlement (in cash and/or shares of Common Stock) will occur on the third Trading Day following the final day of the 20-Trading Day period beginning on the third Trading Day following the final day of the Conversion Retraction Period (the “Cash Settlement Averaging Period”). Settlement amounts will be computed as follows:

(iv) If the Issuer elects to satisfy the entire Conversion Obligation in shares of Common Stock, the Issuer will deliver to Holders surrendering Securities for conversion a number of shares of Common Stock equal to (A) the aggregate Principal Amount of Securities to be converted divided by (B) 1,000 multiplied by (C) the Conversion Rate.

(v) If the Issuer elects to satisfy the entire Conversion Obligation in cash, the Issuer will deliver to Holders surrendering Securities for conversion cash in an amount equal to the product of:

(A)	a number equal to (1) the aggregate Principal Amount of Securities to be converted divided by 1,000 multiplied by (2) the Conversion Rate and

(B)	the arithmetic average of the Volume Weighted Average Prices of the Common Stock for each Trading Day during the Cash Settlement Averaging Period.

(vi) If the Issuer elects to satisfy in cash a fixed portion of the Conversion Obligation other than the entire obligation, or a percentage of the Conversion Obligation other than 100%, the Issuer will deliver to Holders surrendering Securities for conversion such cash amount (“Cash Amount”) and a number of shares of Common Stock equal to the greater of:

(A)	zero and

(B)	the excess, if any of

(1)	the number of shares of Common Stock equal to (x) the aggregate Principal Amount of Securities to be converted divided by 1,000, multiplied by (y) the Conversion Rate, minus

(2)	the number of shares of Common Stock equal to the quotient of (x) the Cash Amount divided by (y) the arithmetic average of the Volume Weighted Average Prices of the Common Stock for each Trading Day during the Cash Settlement Averaging Period.

(b) If the Issuer receives notice of conversion after the Final Notice Date, the Issuer will not send individual notices of its election to satisfy all or any portion of the Conversion Obligation in cash. Instead, if the Issuer elects to satisfy all or any portion of the Conversion Obligation in cash, the Issuer will send a single notice to the Trustee of the dollar amount to be satisfied in cash (which must be expressed either as 100% of the Conversion Obligation or as a fixed dollar amount) at any time on or before the Final Notice Date. Settlement amounts will be computed and settlement dates will be determined in the same manner as set forth under Section 12.3(a) above except that the “Cash Settlement Averaging Period” shall be the twenty (20) consecutive Trading Days ending on the third Trading Day prior to the Stated Maturity. If the Issuer elects to satisfy all or any portion of the Conversion Obligation in respect of conversions made after the Final Notice Date in cash, Holders surrendering Securities for conversion may retract a Conversion Notice that was give after the Final Notice Date at any time prior to the close of business on the Business Day immediately preceding the Stated Maturity. Settlement (in cash and/or shares of Common Stock) will occur on the third Trading Day following the final day of such Cash Settlement Averaging Period.

(c) Notwithstanding anything to the contrary in the Indenture, at any time prior to Stated Maturity, the Issuer may irrevocably elect, in its sole discretion without the consent of the Holders, by notice to the Trustee and the Holders to satisfy in cash 100% of the Principal Amount of the Securities converted after the date of such election. After making such an election, the Issuer still may satisfy the remainder of the Conversion Obligation to the extent it exceeds the Principal Amount in cash or Common Stock or a combination of cash and Common Stock. The Issuer will provide notice of such election in the same manner as set forth above under either clause (a) or (b), whichever is applicable. Settlement amounts will be computed and settlement dates will be determined in the same manner as set forth above under clause (a) or (b), as applicable.

6. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and premium, if any, interest and additional interest, if any, on this Security at the place, times, and rate, and in the currency, herein prescribed.

7. The Securities are issuable only as registered Securities without coupons in denominations of $1,000 and any multiple of $1,000.

8. In the manner and subject to the limitations provided in the Indenture, this Security may be exchanged for a like aggregate Principal Amount of Securities of other authorized denominations.

9. Upon due presentment for registration of transfer of this Security at the above-mentioned office or agency of the Issuer, a new Security or Securities of authorized denominations, for a like aggregate Principal Amount, will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

10. The Securities do not have the benefit of any sinking fund obligations.

11. If at any time there shall occur any Designated Event that is also a Fundamental Change (as defined in the Indenture) with respect to the Issuer, each Holder of Securities shall, except as otherwise provided in the Indenture, have the right, at such Holder’s option but subject to the conditions set forth in the Indenture, to require the Issuer to repurchase on the Repurchase Date as defined in the Indenture all or any part of such Holder’s Securities that is $1,000 or a multiple thereof at a Repurchase Price equal to the Principal Amount thereof, and accrued and unpaid interest, if any, up to but excluding the Repurchase Date.

12. If a Designated Event that is a Fundamental Change occurs at a time when the Issuer is prohibited from repurchasing Securities for cash, the Issuer shall offer to Holders to pay the Repurchase Price in shares of Common Stock (or other common stock into which the Securities are then convertible). The number of shares of Common Stock a Holder will receive upon exercise of such option will equal the Repurchase Price divided by 95% of the average of the Closing Sale Prices of the Common Stock for the five Trading Days immediately preceding the second Business Day immediately preceding the Repurchase Date. The Issuer shall use its reasonable efforts to ensure that all such shares of common stock, when delivered to Holders, are Freely Tradable Stock. If the Issuer has stated in the Designated Event Notice that it expects to be able to deliver Freely Tradable Stock, Holders that tender their Securities for repurchase for stock will be permitted to withdraw their tendered Securities if the Issuer is unable to deliver Freely Tradable Stock at the Repurchase Date.

13. Subject to payment by the Issuer of a sum sufficient to pay the amount due on repurchase, interest on this Security (or portion hereof if this Security is repurchased in part) shall cease to accrue on the date duly fixed for repurchase of this Security (or portion hereof if this Security is repurchased in part).

14. The Holder of this Security and the Common Stock issuable on the conversion hereof is entitled to the benefits of a Registration Rights Agreement executed by the Issuer. Whenever in this Security there is a reference to the payment of interest on, or in respect of, a Security, such mention shall be deemed to include mention of the payment of liquidated damages to the extent payable as contemplated in such Registration Rights Agreement.

15. The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Issuer or the Trustee or any authorized agent of the Issuer or the Trustee), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and, subject to the provisions on the face hereof, interest hereon and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

16. No recourse shall be had for the payment of the principal of or premium, if any, or the interest on this Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any partner or member of the Issuer or of any successor, either directly or through the Issuer or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance thereof and as part of the consideration for the issue hereof, expressly waived and released.

17. The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.

EXHIBIT C

[FORM OF CONVERSION NOTICE]

Re: Gateway, Inc.     % Senior Convertible Notes Due 20     (the “Securities”)

To: Gateway, Inc.

The undersigned owner of this Security hereby: (i) irrevocably exercises the option to convert this Security, or the portion hereof below designated, for shares of Common Stock of Gateway, Inc. in accordance with the terms of the Indenture referred to in this Security and (ii) directs that such shares of Common Stock deliverable upon the conversion, together with any check in payment for fractional shares and any Security(ies) representing any unconverted Principal Amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below. If shares and/or Security(ies) are to be delivered registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Dated:

Signature

Fill in for registration of shares if to be delivered, and of Securities if to be issued, otherwise than to and in the name of the registered Holder.

Social Security or Other Taxpayer Identifying Number

(Name)

(Street Address)

(City, State and Zip Code)
(Please print name and address)

Principal Amount to be Converted (if less than all)

$

EXHIBIT D

[FORM OF OPTION OF HOLDER TO ELECT REPURCHASE

UPON DESIGNATED EVENT]

Re: Gateway, Inc.     % Senior Convertible Notes Due 20     (the “Securities”)

If you want to elect to have this Security purchased in its entirety by the Issuer pursuant to Article Thirteen of the Indenture and Paragraph 12 of this Security, check the box:

☐

If you want to elect to have only a part of this Security purchased by the Issuer pursuant to Article Thirteen of the Indenture and Paragraph 12 of this Security, state the Principal Amount ($1,000 or multiples thereof): $

The undersigned owner of this Security irrevocably exercises its option to require the Issuer to purchase this Security or a portion hereof as specified above pursuant to Article Thirteen of the Indenture and Paragraph 12 of this Security.

Certificate No. or Depositary Procedures

Dated:	Your Signature:
(Sign exactly as name appears on the face of this Security)

Signature Guarantee:

(Signature must be guaranteed by a participant in a recognized Signature Guarantee Medallion Program or other signature guarantor acceptable to the Trustee)

EXHIBIT E

FORM OF TRANSFER CERTIFICATE FOR TRANSFER

OF RESTRICTED COMMON STOCK

(Transfers pursuant to Section 12.12(b) of the Indenture)

[NAME AND ADDRESS OF COMMON STOCK TRANSFER AGENT]

Re: Gateway, Inc.     % Senior Convertible Notes due 20     (the “Notes”)

Reference is hereby made to the Indenture dated as of December 21, 2004 (the “Indenture”) between Gateway, Inc. and U.S. Bank National Association, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

This letter relates to                      shares of Common Stock represented by the accompanying certificate(s) that were issued upon conversion of Notes and which are held in the name of [name of transferor] (the “Transferor”) to effect the transfer of such Common Stock.

In connection with the transfer of such shares of Common Stock, the undersigned confirms that such shares of Common Stock are being transferred:

CHECK ONE BOX BELOW

(1)	☐ to the Issuer; or

(2)	☐ pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”); or

(3)	☐ pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder; or

(4)	☐ pursuant to an exemption from registration under the Securities Act.

Unless one of the boxes is checked, the transfer agent will refuse to register any of the Common Stock evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (3) or (4) is checked, the transfer agent may require, prior to registering any such transfer of the Common Stock such certifications and other information, and if box (4) is checked such legal opinions, as the Issuer has reasonably requested in writing, by delivery to the transfer agent of a standing letter of instruction, to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

[Name of Transferor],

By

Name:

Title:

Dated: